SEPARATE ACCOUNTS OF

USAA LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS AND SCHEDULES

December 31, 2023

(WITH REPORT OF INDEPENDENT AUDITORS)

1

Ernst & Young LLP The Frost Tower Suite 1901 111 West Houston Street San Antonio, TX 78205	Tel: +1 210 228 9696 Fax: +1 210 242 7252 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of USAA Life Insurance Company and the Policyowners

of the Separate Accounts of USAA Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Separate Accounts of USAA Life Insurance Company (comprised of the Vanguard Diversified Value, the Vanguard Equity Index, the Vanguard Mid-Cap Index, the Vanguard Small Company Growth, the Vanguard International, the Vanguard REIT Index, the Vanguard High Yield Bond, the Vanguard Money Market, the Fidelity VIP II Contrafund, the Fidelity VIP Equity-Income, the DWS Capital Growth, and the Alger American LargeCap Growth Fund Accounts) (the Company) as of December 31, 2023, the related summary of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the schedule of investments as of December 31, 2023, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023, the results of its operations and schedule of investments for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2004.

San Antonio, Texas

May 31, 2024

A member firm of Ernst & Young Global Limited

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Assets and Liabilities

December 31, 2023

Fund Accounts

	Vanguard Diversified Value Portfolio	Vanguard Equity Index Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Small Company Growth Portfolio	Vanguard International Portfolio	Vanguard REIT Index Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Money Market Portfolio	Fidelity VIP II Contrafund® Portfolio	Fidelity VIP Equity- Income Portfolio	DWS Capital Growth Portfolio	Alger American LargeCap Growth Portfolio
Assets:
Investments at fair value	$282,202	$421,071	$485,730	$344,175	$120,500	$2,178,899	$317,373	$805,198	$166,367	$27,069	$316,937	$783,506

Total assets	$282,202	$421,071	$485,730	$344,175	$120,500	$2,178,899	$317,373	$805,198	$166,367	$27,069	$316,937	$783,506
Liabilities:
Payable to USAA Life Insurance Company	—	—	—	—	—	—	—	—	—	—	—	—

Net assets	$282,202	$421,071	$485,730	$344,175	$120,500	$2,178,899	$317,373	$805,198	$166,367	$27,069	$316,937	$783,506

Net assets consists of:
Accumulation reserves	$282,202	$421,071	$272,331	$344,175	$120,500	$2,178,899	$317,373	$805,198	$166,367	$27,069	$316,937	$783,506
Annuity reserves	—	—	213,399	—	—	—	—	—	—	—	—	—

Net assets	$282,202	$421,071	$485,730	$344,175	$120,500	$2,178,899	$317,373	$805,198	$166,367	$27,069	$316,937	$783,506

Units outstanding Accumulation	5,878	7,714	4,496	6,267	3,157	37,196	10,970	505,002	2,443	730	2,328	6,847

Annuity	—	—	3,523	—	—	—	—	—	—	—	—	—

Accumulation and annuity unit values	$48.01	$54.58	$60.57	$54.92	$38.17	$58.58	$28.93	$1.59	$68.10	$37.07	$136.12	$114.42

See accompanying notes to financial statements.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Summary of Operations

For the Year Ended December 31, 2023

Fund Accounts

	Vanguard Diversified Value Portfolio	Vanguard Equity Index Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Small Company Growth Portfolio	Vanguard International Portfolio	Vanguard REIT Index Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Money Market Portfolio	Fidelity VIP II Contrafund® Portfolio	Fidelity VIP Equity- Income Portfolio	DWS Capital Growth Portfolio	Alger American LargeCap Growth Portfolio
Income:
Dividends from investments	$3,539	$5,259	$6,392	$1,270	$1,770	$48,676	$14,611	$32,737	$738	$498	$207	$—

Expenses:
Mortality and expense risk	1,651	2,440	2,904	2,039	753	12,896	1,927	4,267	953	163	1,806	4,542
Administrative fees	254	375	447	314	116	1,984	296	656	147	25	278	699

Total expenses	1,905	2,815	3,351	2,353	869	14,880	2,223	4,923	1,100	188	2,084	5,241

Net investment income (loss)	1,634	2,444	3,041	(1,083)	901	33,796	12,388	27,814	(362)	310	(1,877)	(5,241)

Realized gain (loss) on investments:
Realized gain (loss) on sale of investments	118	374	1,567	79	619	745	(76)	—	2,228	34	5,891	5,068
Capital gain reinvestments	13,452	11,647	8,021	—	3,816	91,831	—	—	5,288	747	11,406	—

Realized gain (loss) on investments	13,570	12,021	9,588	79	4,435	92,576	(76)	—	7,516	781	17,297	5,068
Change in net unrealized appreciation (depreciation) on investments	30,262	70,249	51,069	55,208	9,402	89,198	18,679	—	33,880	1,333	72,131	188,212

Net realized and unrealized gain (loss) on investments	43,832	82,270	60,657	55,287	13,837	181,774	18,603	—	41,396	2,114	89,428	193,280

Increase (decrease) in net assets resulting from operations	$45,466	$84,714	$63,698	$54,204	$14,738	$215,570	$30,991	$27,814	$41,034	$2,424	$87,551	$188,039

See accompanying notes to financial statements.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

Fund Accounts

	Vanguard Diversified Value Portfolio		Vanguard Equity Index Portfolio		Vanguard Mid-Cap Index Portfolio		Vanguard Small Company Growth Portfolio		Vanguard International Portfolio		Vanguard REIT Index Portfolio
Increase (decrease) in net assets	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
From operations:
Net investment income (loss)	$1,634	$949	$2,444	$2,115	$3,041	$1,751	$(1,083)	$(1,512)	$901	$1,195	$33,796	$27,227
Realized gain (loss) on investments	13,570	22,111	12,021	17,159	9,588	55,509	79	88,214	4,435	66,493	92,576	117,612
Change in net unrealized appreciation (depreciation) on investments	30,262	(55,604)	70,249	(97,419)	51,069	(162,820)	55,208	(187,108)	9,402	(136,613)	89,198	(899,965)

Net increase (decrease) in net assets resulting from operations	45,466	(32,544)	84,714	(78,145)	63,698	(105,560)	54,204	(100,406)	14,738	(68,925)	215,570	(755,126)

Increase (decrease) in net assets
From contract transactions:
Purchases	1,115	1,174	—	13	1,671	1,175	2,329	2,077	1,234	59,352	—	100
Contract maintenance charges	(61)	(63)	(110)	(113)	(45)	(66)	(141)	(143)	(37)	(562)	(127)	(123)
Other redemptions	(371)	(70)	(47)	(7)	(10,195)	(10,724)	(548)	(129)	(3,418)	(118,677)	(33,087)	(128,735)
Other contract transactions	—	—	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in net assets from contract transactions	683	1,041	(157)	(107)	(8,569)	(9,615)	1,640	1,805	(2,221)	(59,887)	(33,214)	(128,758)

Net increase (decrease) in net assets	46,149	(31,503)	84,557	(78,252)	55,129	(115,175)	55,844	(98,601)	12,517	(128,812)	182,356	(883,884)
Net assets:
Beginning of period	236,053	267,556	336,514	414,766	430,601	545,776	288,331	386,932	107,983	236,795	1,996,543	2,880,427

End of period	$282,202	$236,053	$421,071	$336,514	$485,730	$430,601	$344,175	$288,331	$120,500	$107,983	$2,178,899	$1,996,543

	Vanguard High Yield Bond Portfolio		Vanguard Money Market Portfolio		Fidelity VIP II Contrafund® Portfolio		Fidelity VIP Equity-Income Portfolio		DWS Capital Growth Portfolio		Alger American LargeCap Growth Portfolio
Increase (decrease) in net assets	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
From operations:
Net investment income (loss)	$12,388	$12,391	$27,814	$4,367	$(362)	$(336)	$310	$289	$(1,877)	$(1,804)	$(5,241)	$(5,392)
Realized gain (loss) on investments	(76)	(324)	—	—	7,516	8,677	781	927	17,297	49,145	5,068	41,943
Change in net unrealized appreciation (depreciation) on investments	18,679	(43,857)	—	—	33,880	(55,977)	1,333	(2,699)	72,131	(158,371)	188,212	(422,813)

Net increase (decrease) in net assets resulting from operations	30,991	(31,790)	27,814	4,367	41,034	(47,636)	2,424	(1,483)	87,551	(111,030)	188,039	(386,262)

Increase (decrease) in net assets
From contract transactions:
Purchases	1,084	1,044	209,296	22,169	1,770	1,439	—	—	4,871	4,012	24,173	7,313
Contract maintenance charges	(19)	(51)	(280)	(2,356)	(44)	(479)	(17)	(17)	(196)	(1,730)	(236)	(3,181)
Other redemptions	(234)	(74)	(21,001)	(44,073)	(4,302)	(3,500)	(2)	—	(13,790)	(11,316)	(21,000)	(18,503)
Other contract transactions	—	—	—	—	—	—	—	—	—	—	(24,836)	24,836

Net increase (decrease) in net assets from contract transactions	831	919	188,015	(24,260)	(2,576)	(2,540)	(19)	(17)	(9,115)	(9,034)	(21,899)	10,465

Net increase (decrease) in net assets	31,822	(30,871)	215,829	(19,893)	38,458	(50,176)	2,405	(1,500)	78,436	(120,064)	166,140	(375,797)
Net assets:
Beginning of period	285,551	316,422	589,369	609,262	127,909	178,085	24,664	26,164	238,501	358,565	617,366	993,163

End of period	$317,373	$285,551	$805,198	$589,369	$166,367	$127,909	$27,069	$24,664	$316,937	$238,501	$783,506	$617,366

See accompanying notes to financial statements.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Schedule of Investments

December 31, 2023

Variable accounts	Underlying mutual fund	Shares	Net Asset Value Per Share	Costs	Value	% of Net Assets
Vanguard Diversified Value	VVIF Diversified Value Portfolio	18,055	$15.63	$253,126	$282,202	4.5%
Vanguard Equity Index	VVIF Equity Index Portfolio	6,915	60.89	254,698	421,071	6.7%
Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio	20,298	23.93	406,500	485,730	7.8%
Vanguard Small Company Growth	VVIF Small Company Growth Portfolio	19,544	17.61	382,430	344,175	5.5%
Vanguard International	VVIF International Portfolio	4,904	24.57	130,323	120,500	1.9%
Vanguard REIT Index	VVIF REIT Index Portfolio	182,794	11.92	2,023,219	2,178,899	34.9%
Vanguard High Yield Bond	VVIF High Yield Bond Portfolio	43,063	7.37	320,261	317,373	5.1%
Vanguard Money Market	VVIF Money Market Portfolio	805,198	1.00	805,198	805,198	12.9%
Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class	3,421	48.63	116,810	166,367	2.7%
Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class	1,089	24.85	23,276	27,069	0.4%
DWS Capital Growth	DWS Capital Growth VIP, Class A shares	8,376	37.84	259,920	316,937	5.1%
Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio	12,552	62.42	830,406	783,506	12.5%

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(1)	Organization

The Separate Account of USAA Life Insurance Company (the Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a subsidiary of the United Services Automobile Association (USAA). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of units. Units of the Separate Account are sold only in connection with a Variable Annuity Contract issued by USAA Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from USAA Life. The Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Separate Account is divided into 12 variable fund accounts, which are invested in shares of a designated portfolio of the Vanguard Variable Insurance Fund (VVIF), Fidelity Variable Insurance Products (FVIP), DWS Investments Variable Series I, or the Alger American LargeCap Growth Fund as follows:

Fund account	Mutual fund investment
Vanguard Diversified Value	VVIF Diversified Value Portfolio
Vanguard Equity Index	VVIF Equity Index Portfolio
Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio
Vanguard Small Company Growth	VVIF Small Company Growth Portfolio
Vanguard International	VVIF International Portfolio
Vanguard REIT Index	VVIF REIT Index Portfolio
Vanguard High Yield Bond	VVIF High Yield Bond Portfolio
Vanguard Money Market	VVIF Money Market Portfolio
Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class
Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class
DWS Capital Growth	DWS Capital Growth VIP, Class A shares
Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio

Effective May 1, 2006, USAA Life, together with the Separate Account, ceased sales of variable annuity products. USAA Life took this action because it determined that it was not in the best interest of the USAA membership as a whole to continue supporting these product lines. Since that time, 99% of the product owners have terminated their contracts.

Vanguard International, Vanguard REIT Index, Fidelity VIP II Contrafund®, DWS Capital Growth, and Alger American LargeCap Growth were closed to investors as of October 14, 2006. Fidelity VIP Equity-Income was closed to investors as of April 16, 2007.

(2)	Summary of significant accounting policies

A.	Basis of presentation

Our accounting and reporting policies conform to accounting principles generally accepted in the United States of America (GAAP).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

B.	Security valuation

Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the corresponding mutual fund, which value their securities at fair value. Gains and losses on securities on contracts in the accumulation phase are determined on the basis of the first-in first-out (FIFO) cost method. Dividend income, if any, is recorded on the ex-dividend date.

C.	Annuity reserves

Annuity reserves for contracts in the payout phase are actuarially determined based on the anticipated future net contract purchase payments, less benefits. These reserves are adjusted daily for the net investment income (loss) and the net realized and unrealized gain (loss) on investments. The mortality risk is fully borne by USAA Life. The mortality calculations for contracts annuitized between 1995 and 1997 are based on the 1983a Individual Annuitant Mortality Table; contracts annuitized between 1998 and 2014 are based on the Annuity 2000 (A2000) Table; contracts annuitized 2015 and after are based on the 2012 Individual Annuity Reserving (2012 IAR) Table, all at 3.0% interest. Annuitization may result in additional amounts being transferred into the Separate Account by USAA Life to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to USAA Life. At December 31, 2023, no adjustments were made to the annuity reserves.

D.	Reinvestments

The net investment income and distributions of capital gains from the underlying mutual fund are reinvested in the Separate Account for the benefit of unit owners.

E.	Income taxes

Operations of the Separate Account are included in the federal income tax return of USAA Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, USAA Life does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. USAA Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

F.	New accounting pronouncements issued but not yet effective

All new accounting standards and updates of existing standards issued but not yet effective as of December 31, 2023 were considered by management and did not relate to accounting policies and procedures pertinent to the Separate Account at this time or were not expected to have a material impact to the financial statements.

(3)	Expenses and related party transactions

A mortality and expense risk charge is deducted by USAA Life from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.65% of the average net assets of each variable fund account. The mortality risks assumed by USAA Life arise from its contractual obligation to make annuity payments after the annuity date for the life of the annuitant in accordance with annuity rates guaranteed in the contracts under distribution options that involve life contingencies. USAA Life will also assume a mortality risk by its contractual obligation to pay a death benefit upon the death of an annuitant or contract owner prior to the Distribution Phase. The expense risk assumed by USAA Life is the costs of administering the contracts and the Separate Account may exceed the amount recovered from the contract maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased. During the year ended December 31, 2023, the total mortality and expense risk charge was $36,341.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the maintenance of the contracts and each variable fund account. USAA Life assesses each variable fund account a daily administrative charge at an annualized rate of 0.10% of the average net assets of each variable fund account. Beginning on the first anniversary of the effective date, and on each anniversary thereafter, a maintenance charge of $30 is deducted by USAA Life through a redemption of units from the accumulated value of each contract. This charge will apply only while the contract is in the accumulation phase. During the year ended December 31, 2023, the total administrative charge was $5,591.

Any premium tax levied by a state or government entity with respect to the Separate Account will be charged against the contract.

On October 28, 2021, an excess redemption of $24,836 occurred in the Alger American LargeCap Growth Fund (the Alger Fund), which represented 166 units. The Separate Account had a receivable recorded as of December 31, 2022 due from USAA Life for the entire amount of the excess redemption. This receivable was settled during 2023 through: 1.) the purchase of Alger Fund units on April 20, 2023 and; 2.) a cash distribution from USAA Life to holders of the fund for the remaining balance.

(4)	Investments

The following table summarizes purchases and sales activity for each corresponding mutual fund for the year ended December 31, 2023.

Variable Fund Account	Purchases	Sales
Vanguard Diversified Value	$1,115	$432
Vanguard Equity Index	—	157
Vanguard Mid-Cap Index	1,671	10,240
Vanguard Small Company Growth	2,329	689
Vanguard International	1,234	3,455
Vanguard REIT Index	—	33,214
Vanguard High Yield Bond	1,084	253
Vanguard Money Market	209,296	21,281
Fidelity VIP II Contrafund®	1,770	4,346
Fidelity VIP Equity-Income	—	19
DWS Capital Growth	4,871	13,986
Alger American LargeCap Growth	24,173	21,236

(5)	Fair value measurements

Financial Accounting Standards Board (FASB) guidance on fair value measurements establishes a three-level valuation hierarchy for disclosure of assets and liabilities measured at fair value. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows.

•	Level 1- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical assets and liabilities that can be accessed at the measurement date.

•

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly.

•	Level 3 - inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

As quoted market prices are available, the underlying mutual fund investments are classified as Level 1 within the valuation hierarchy.

(6)	Changes in units outstanding

The changes in units outstanding for the years ended December 31, 2023 and 2022 were as follows:

	2023			2022
Variable accounts	Units issued	Units redeemed	Net Increase (Decrease)	Units issued	Units redeemed	Net Increase (Decrease)
Vanguard Diversified Value	42	26	16	29	4	25
Vanguard Equity Index	—	3	(3)	—	2	(2)
Vanguard Mid-Cap Index	48	202	(154)	20	194	(174)
Vanguard Small Company Growth	71	39	32	41	5	36
Vanguard International	32	95	(63)	1,618	3,295	(1,677)
Vanguard REIT Index	—	590	(590)	—	2,093	(2,093)
Vanguard High Yield Bond	67	36	31	38	4	34
Vanguard Money Market	133,407	13,828	119,579	14,614	30,608	(15,994)
Fidelity VIP II Contrafund®	32	77	(45)	22	67	(45)
Fidelity VIP Equity-Income	—	1	(1)	—	—	—
DWS Capital Growth	44	126	(82)	30	111	(81)
Alger American LargeCap Growth	247	219	28	55	195	(140)

(7)	Subsequent events

The need for additional disclosures and/or adjustments resulting from subsequent events has been evaluated through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

A summary of accumulation unit values (AUV), accumulation units outstanding, annuity units outstanding, net investment income (loss), net assets, investment income ratios, expense ratios and total returns for each year or period ended December 31 are presented in the table below.

Variable accounts for each year	AUV	Accumulation units outstanding	Annuity units outstanding	Net investment income (loss)	Net assets	Investment income ratios (A)	Expense ratios (B)	Total returns (C)
Vanguard Diversified Value
2023	48.01	5,878	—	$1,634	$282,202	1.39%	0.75%	19.23%
2022	40.27	5,862	—	949	236,053	1.14%	0.75%	-12.16%
2021	45.84	5,837	—	700	267,556	1.04%	0.75%	29.46%
2020	35.40	5,498	—	3,107	194,632	2.66%	0.75%	38.34%
2019	31.91	5,465	—	3,260	174,382	2.82%	0.75%	24.71%
Vanguard Equity Index
2023	54.58	7,714	—	2,444	421,071	1.40%	0.75%	25.18%
2022	43.61	7,717	—	2,115	336,514	1.34%	0.75%	-18.85%
2021	53.73	7,719	—	1,773	414,766	1.23%	0.75%	27.57%
2020	42.11	7,722	—	2,635	325,182	1.69%	0.75%	52.82%
2019	35.90	7,832	—	3,647	281,137	2.05%	0.75%	30.28%
Vanguard Mid-Cap Index
2023	60.57	4,496	3,523	3,041	485,730	1.43%	0.75%	14.97%
2022	52.68	4,484	3,689	1,751	430,601	1.13%	0.75%	-19.44%
2021	65.39	4,465	3,882	1,656	545,776	1.08%	0.75%	23.41%
2020	52.98	4,216	4,082	2,103	439,596	1.34%	0.75%	52.17%
2019	45.21	4,194	3,237	2,206	335,947	1.46%	0.75%	29.86%
Vanguard Small Company Growth
2023	54.92	6,267	—	(1,083)	344,175	0.40%	0.75%	18.75%
2022	46.24	6,235	—	(1,512)	288,331	0.26%	0.75%	-25.92%
2021	62.42	6,199	—	(1,473)	386,932	0.36%	0.75%	13.35%
2020	55.06	6,028	—	(288)	331,888	0.65%	0.75%	55.40%
2019	45.03	6,031	—	(646)	271,851	0.49%	0.75%	27.12%
Vanguard International
2023	38.17	3,157	—	901	120,500	1.52%	0.75%	13.80%
2022	33.54	3,220	—	1,195	107,983	1.52%	0.75%	-30.65%
2021	48.36	4,897	—	(1,197)	236,795	0.27%	0.75%	-2.29%
2020	49.48	4,938	—	796	244,328	1.19%	0.75%	103.60%
2019	31.64	4,968	—	930	157,190	1.41%	0.75%	30.19%
Vanguard REIT Index
2023	58.58	37,196	—	33,796	2,178,899	2.45%	0.75%	10.87%
2022	52.84	37,786	—	27,227	1,996,543	1.93%	0.75%	-26.86%
2021	72.23	39,879	—	30,184	2,880,427	1.97%	0.75%	39.14%
2020	51.90	40,642	—	36,271	2,109,497	2.58%	0.75%	20.69%
2019	54.96	41,400	—	40,541	2,275,481	2.65%	0.75%	27.82%
Vanguard High Yield Bond
2023	28.93	10,970	—	12,388	317,373	4.91%	0.75%	10.83%
2022	26.10	10,939	—	12,391	285,551	5.01%	0.75%	-10.06%
2021	29.02	10,905	—	10,648	316,422	4.17%	0.75%	2.87%
2020	28.20	10,874	—	13,612	306,600	5.48%	0.75%	20.34%
2019	26.88	10,838	—	11,935	291,374	5.33%	0.75%	14.76%

11

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

Variable accounts for each year	AUV	Accumulation units outstanding	Annuity units outstanding	Net investment income (loss)	Net assets	Investment income ratios (A)	Expense ratios (B)	Total returns (C)
Vanguard Money Market
2023	1.59	505,002	—	$27,814	$805,198	4.96%	0.75%	4.27%
2022	1.53	385,423	—	4,367	589,369	1.48%	0.75%	0.71%
2021	1.52	401,417	—	(4,773)	609,262	0.01%	0.75%	-0.79%
2020	1.53	436,329	—	(1,572)	667,178	0.52%	0.75%	1.19%
2019	1.53	442,912	—	10,096	678,836	2.24%	0.75%	1.42%
Fidelity VIP II Contrafund®
2023	68.10	2,443	—	(362)	166,367	0.50%	0.75%	32.46%
2022	51.41	2,488	—	(336)	127,909	0.51%	0.75%	-26.87%
2021	70.29	2,533	—	(1,101)	178,085	0.06%	0.75%	26.86%
2020	55.40	2,566	—	(612)	142,152	0.25%	0.75%	69.18%
2019	42.75	2,586	—	(290)	110,575	0.47%	0.75%	30.56%
Fidelity VIP Equity-Income
2023	37.07	730	—	310	27,069	1.97%	0.75%	9.82%
2022	33.75	731	—	289	24,664	1.93%	0.75%	-5.68%
2021	35.78	731	—	285	26,164	1.93%	0.75%	23.93%
2020	28.86	732	—	200	21,120	1.84%	0.75%	33.87%
2019	27.26	732	—	234	19,960	2.04%	0.75%	26.43%
DWS Capital Growth
2023	136.12	2,328	—	(1,877)	316,937	0.07%	0.75%	37.54%
2022	98.96	2,410	—	(1,804)	238,501	0.09%	0.75%	-31.26%
2021	143.96	2,491	—	(1,831)	358,565	0.21%	0.75%	21.85%
2020	118.13	2,540	—	(683)	300,083	0.48%	0.75%	87.81%
2019	85.60	2,699	—	(686)	231,058	0.42%	0.75%	36.09%
Alger American LargeCap Growth
2023	114.42	6,847	—	(5,241)	783,506	—%	0.75%	31.68%
2022	86.90	6,819	—	(5,392)	617,366	—%	0.75%	-39.12%
2021	142.72	6,959	—	(7,971)	993,163	—%	0.75%	11.00%
2020	128.57	8,043	—	(4,440)	1,034,105	0.19%	0.75%	109.65%
2019	77.55	8,232	—	(4,533)	638,436	—%	0.75%	26.46%

A.

These amounts represent the dividends, excluding reinvestments of capital gains distributed, received by the fund account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the fund accounts invest. Accordingly, significant changes in the net assets of the fund account may cause the Investment Income ratio to be higher or lower than if the net assets had been constant.

B.

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

C.	The AUV total return amounts are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of contract charges.

12

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Supplementary Information

Audit Fees

Aggregate fees for professional services rendered to the Separate Account by Ernst & Young LLP for the year ended December 31, 2023 were $74,347. All fees related to the Separate Account audit and audit related services.

13

USAA LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS AND SCHEDULES

DECEMBER 31, 2023 and 2022

(WITH REPORT OF INDEPENDENT AUDITORS)

Report of Independent Auditors

The Audit Committee

USAA Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of USAA Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements related to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

A member firm of Ernst & Young Global Limited

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 23, 2024

A member firm of Ernst & Young Global Limited

USAA LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2023 and 2022

(Dollars in millions, except per share data)

	2023	2022
Admitted Assets
Cash and invested assets:
Bonds	$24,879	$23,233
Non redeemable preferred stocks	51	50
Investments in common stock of wholly-owned subsidiary	102	83
Common stocks	11	10
Mortgage loans on real estate, net	2,708	2,680
Cash and cash equivalents	507	352
Policy loans	170	160
Other invested assets	568	519
Receivables for securities	14	11
Securities lending reinvested collateral assets	122	123

Total cash and invested assets	29,132	27,221
Investment income receivable	258	239
Uncollected and deferred premiums	28	31
Reinsurance recoverable from reinsurers	154	140
Net deferred tax asset	129	106
Receivables from affiliates	12	10
Other admitted assets	29	16
Separate account assets	6	5

Total admitted assets	$29,748	$27,768

Liabilities and Capital and Surplus
Liabilities:
Aggregate reserve for life and accident and health contracts	$19,657	$17,926
Liability for deposit-type contracts	2,792	2,436
Contract claims	211	176
Policyholder dividends and provision for policyholder dividends	39	39
Interest maintenance reserve	151	235
Accrued general expenses	50	57
Current federal income taxes payable	101	165
Remittances and items not allocated	249	384
Asset valuation reserve	274	263
Funds held under reinsurance treaties	2,906	3,041
Payable to affiliates	70	67
Payable for securities lending	122	123
Other liabilities	213	207
Separate account liabilities	6	5

Total liabilities	26,841	25,124

Capital and Surplus:
Capital:
Common capital stock, $100 par value; 30,000 shares authorized; 25,000 shares issued and outstanding	3	3
Surplus:
Deferred gain on coinsurance reinsurance	97	141
Paid-in and contributed surplus	219	144
Unassigned surplus	2,588	2,356

Total surplus	2,904	2,641

Total capital and surplus	2,907	2,644

Total liabilities and capital and surplus	$29,748	$27,768

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2023 and 2022

(Dollars in millions)

	2023	2022
Income
Premiums and annuity considerations	$3,198	$2,055
Considerations for supplementary contracts and dividend accumulations	117	94
Net investment income	1,183	1,108
Commissions and expense allowance on reinsurance ceded	233	256
IMR adjustments for reinsurance ceded	—	(17)
Other income	54	57

Total income	4,785	3,553

Benefits, reserve changes and expenses
Death and other policy benefits and adjustments	923	942
Annuity benefits	461	344
Surrender benefits and withdrawals for life contracts	442	427
Increase in aggregate reserve for contracts	1,760	774
General insurance expenses	497	506
Other expenses	325	374
Increase in loading on deferred and uncollected premiums	3	4

Total benefits, reserve changes and expenses	4,411	3,371

Income before policyholder dividends, federal income taxes and net realized capital losses	374	182
Policyholder dividends	38	39

Income before federal income taxes and net realized capital losses	336	143
Federal income taxes expense	108	67

Income before net realized capital losses	228	76
Net realized capital losses, net of capital gains tax (benefit) of $2 and $(1) and $(8) and $1 transferred to the interest maintenance reserve, respectively	(9)	(24)

Net income	$219	$52

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Capital and Surplus

Years ended December 31, 2023 and 2022

(Dollars in millions)

	2023	2022
Capital
Common stock	$3	$3

Total capital	3	3

Surplus
Deferred gain on coinsurance reinsurance:
Beginning of year	141	—
Change in deferred gain on coinsurance reinsurance	(44)	141

End of year	97	141
Paid-in and contributed surplus:
Beginning of year	144	144
Additional paid-in surplus	75	—

End of year	219	144
Unassigned surplus:
Beginning of year	2,356	2,436
Net income	219	52
Change in net unrealized capital gains	(28)	34
Change in net deferred income tax	14	56
Change in nonadmitted assets	8	(39)
Change in asset valuation reserve	(4)	(24)
Dividends to stockholders	—	(18)
Change in actuarial valuation basis	30	—
Deferred gain on coinsurance reinsurance	—	(142)
Prior year adjustments	(7)	1

End of year	2,588	2,356

Total surplus	2,904	2,641

Total capital and surplus	$2,907	$2,644

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2023 and 2022

(Dollars in millions)

	2023	2022
Cash from operations
Premiums collected, net of reinsurance	$3,315	$2,150
Net investment income	1,172	1,105
Miscellaneous income	234	256
Benefit and loss related payments	(1,861)	(1,744)
Commissions and expenses paid	(841)	(892)
Dividends paid to policyholders	(39)	(39)
Federal and foreign income taxes (paid) recovered	(165)	1

Net cash from operations	1,815	837

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	2,607	3,326
Stocks	—	30
Mortgage loans	123	121
Other invested assets	14	288
Miscellaneous proceeds	3	49

Total investment proceeds	2,747	3,814

Cost of investments acquired:
Bonds	4,293	4,529
Stocks	15	—
Mortgage loans	155	480
Other invested assets	107	385
Miscellaneous applications	2	7

Total investments acquired	4,572	5,401
Net decrease in policy loans	11	2

Net cash from investments	(1,836)	(1,589)

Cash from financing and miscellaneous sources
Capital and paid-in surplus	75	—
Net deposits on deposit-type contracts	433	255
Dividends to stockholders	—	(18)
Other cash (applied) provided	(332)	446

Net cash from financing and miscellaneous sources	176	683

Net change in cash and cash equivalents	155	(69)
Cash and cash equivalents:
Beginning of year	352	421

End of year	$507	$352

Other non-cash activity reported:
Bonds and stocks security exchanges	$159	$409
Commitments in tax credits	132	130
Interest credited to policyholders	77	76
Interest capitalization	1	1

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(1)	Summary of Significant Accounting Policies

A.	Nature of Operations

USAA Life Insurance Company (also referred to as we, us, and our, unless otherwise denoted) is a wholly-owned subsidiary of United Services Automobile Association (USAA). We market individual life insurance policies, annuity contracts, and accident and health policies primarily to individuals eligible for membership in USAA, and we sell certain policies to non-members through third-party arrangements. We are licensed to do business in the District of Columbia and in all states, with the exception of New York. Our subsidiary insurance company, USAA Life Insurance Company of New York (Life NY), is licensed to sell life and annuity contracts in New York. Of our noninsurance subsidiary businesses, USAA Life General Agency, Inc. (LGA), offers additional products of other insurance companies requested by USAA members, which are not sold by us, and USAA Annuity Services Corporation (UASC) facilitates the sale of annuity and structured settlement products to other parties.

B.	Accounting Practices

We prepare statutory financial statements in accordance with the requirements of Texas law. The Texas Department of Insurance (Department) has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (APPM), as amended, as reflected in the Texas Administrative Code, Title 28, Section 7.18. The March 2023 version of the APPM is currently in effect, setting out applicable Statements of Statutory Accounting Principles (SSAPs). The Department requires Texas insurers to apply applicable SSAPs, in conjunction with Texas statutes, Department rules, and the directives, instructions, and orders of the Texas insurance commissioner, in determining and reporting its financial condition and operating results and for determining its solvency. The Department has also adopted optional exceptions and modifications to the SSAPs, which we have opted not to implement.

There are no differences between our net income (loss) and surplus and the NAIC SSAP and accounting practices prescribed or permitted by the Department.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Department requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

D.	Accounting Policies

Investments

Bonds are reported at amortized cost, except for those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Amortization of premium or discount on bonds is calculated using the scientific (constant yield) interest method. The retrospective adjustment method is used to value all securities expect for those with floating or adjustable coupons or previously impaired securities, in which case, the prospective methodology is used.

Loan-backed and structured securities, excluding non-rated residual tranches or interests, shall be reported at amortized cost, except for those with an NAIC designation of 6, which shall be reported at the lower of amortized cost or fair value. Amortization of premium or discount on loan-backed and structured securities are calculated using the scientific (constant yield) interest method. The retrospective adjustment method is used to value all securities except for those with floating or adjustable coupons or previously impaired securities, in which case, the prospective methodology is used.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Our investment in non redeemable preferred stock is carried at fair value.

Common stock investment in our wholly-owned insurance subsidiary, Life NY is stated at underlying statutory equity. Investments in our unaudited wholly-owned non-insurance subsidiaries, LGA and UASC have been nonadmitted in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SSAP 97). Common stocks also includes our investment in Federal Home Loan Bank (FHLB) capital stock, which is carried at par value.

Mortgage loans on real estate, net are stated at their unpaid principal balance, net of valuation allowance.

Policy loans are stated at their aggregate unpaid balance.

Other invested assets include primarily our investments in joint ventures, limited liability companies and other forms of partnerships. These investments are carried at the underlying audited U.S. GAAP equity of the investee as defined in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, (SSAP 48). For those investments with affiliated entities, they are accounted for using the equity method as defined in SSAP 97. As a part of our community reinvestment initiatives, we have made equity investments in certain limited partnership and limited liability companies that finance the construction and rehabilitation of affordable rental housing, as well as stimulate economic development in low to moderate income communities. These investments are carried at proportional amortized cost as specified in SSAP No. 93, Low Income Housing Tax Credit Property Investments. Investments in surplus notes are stated at amortized cost if assigned an NAIC designation 1 to 2; otherwise, they are stated at the lower of amortized cost or fair value as specified in SSAP No. 41R, Surplus Notes. Investments in non-rated residual tranches or interests are also reported within Other invested assets and reported at the lower of cost or fair value.

Principal or interest payments on debt securities or loans are determined to be uncollectible when they are 90 days past due, and the amounts determined to be uncollectible are written off through the Statutory Statements of Operations. Interest is not accrued on debt securities or mortgage loans for which principal or interest payments are determined to be uncollectible.

We periodically review the value of our invested assets for other-than-temporary impairment (OTTI). If a decline in the fair value of the investment is deemed to be other-than-temporary (OTT), the difference between carrying value and the expected recovery value is charged to income as a realized capital loss. If there is an intent or a requirement to sell an invested asset, an impairment loss is recorded in the income statement in the period when intent changes or a requirement to sell is triggered.

Securities lending reinvested collateral is stated at the statutory value of the underlying investments comprising the reinvested collateral in accordance with investment policies above.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and short-term highly liquid marketable securities with original maturities of less than three months at the time of purchase. At December 31, 2023 and 2022, cash included $2 of separate account purchases awaiting reinvestment. These funds are restricted from our use. Notes receivable from affiliates are included in cash equivalents and are carried at their outstanding principal balance. We did not own any short-term investments during the reporting periods.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Uncollected and Deferred Premiums

Uncollected premiums are gross premiums that are due and unpaid as of the reporting date, net of loading. Uncollected premiums more than 90 days past due are nonadmitted and therefore, are not presented in these financial statements. Deferred premiums are a current policy’s entire premium to the next policy anniversary date, less any deferred premiums that have been collected, net of loading.

Aggregate Reserve for Policies and Contracts

Reserves for traditional life insurance that are not subject to Principle Based Reserves are computed using the Net Level Premium Method or the Commissioners Reserve Valuation Method (CRVM). Interest rate assumptions range from 2.50% to 4.50%. Life insurance mortality assumptions are based on the 1958 CSO/CET, 1980 CSO/CET, 2001 CSO mortality tables (including the Preferred Class Structure mortality tables), or 2017 CSO mortality tables (including the Preferred Class Structure mortality tables). Reserves for traditional life insurance that are subject to Principle Based Reserves are computed using the Net Premium Reserve Method and the Deterministic/Stochastic Reserve Method prescribed by VM-20. Interest rate assumption used for the Net Premium Reserve Method range from 3.00% to 4.00%. Mortality assumptions used for the Net Premium Reserve Method are based on the 2017 CSO mortality tables. The assumptions used for Deterministic/Stochastic Reserve Method are the prudent estimate assumptions developed internally, as required by VM-20.

Universal life reserves are computed by the method specified in the NAIC Universal Life Model Regulation. Interest rate assumptions range from 1.00% to 4.50%. Bank Owned Life Insurance (BOLI) reserves are equal to our share of the actual gross account values. Fixed deferred annuity reserves are computed using the Commissioners Annuity Reserve Valuation Method (CARVM) as defined by Actuarial Guideline XXXIII. Annuity interest rate assumptions are the statutory interest rates. Interest rates range from 3.00% to 8.75%. Fixed indexed annuity reserves are computed using the Commissioners Annuity Reserve Valuation Method (CARVM) as defined by Actuarial Guideline XXXIII and Actuarial Guideline XXXV. Annuity interest rate assumptions are the statutory interest rate. The interest rate is 4.25%. Reserves for annuities in payout status are computed as the present value of future benefits. Annuity interest rate assumptions are the statutory interest rates or contract guaranteed rates, whichever are more conservative. Mortality assumptions are based on the 1983a, A2000, or 2012 IAR mortality tables. Interest rates range from 0.00% to 7.75%.

The Active Life Reserves for Income Replacement policies issued through 1993 are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1964 CDT table. The Active Life Reserves for policies issued in 1994 and later are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1985 CIDA. The Disabled Life Reserves are valued using a 3.00% interest rate and the 1985 CIDC table. The Active Life Reserves for In-Hospital Cash policies are valued on a two-year full preliminary term basis, using 4.00% interest and a modification of the 1969 Society of Actuaries Intercompany Experience study. The Active Life Reserves for Issue Age and Attained Age Standardized Medicare Supplement Plans are valued on a two-year full preliminary term basis using 4.00% interest for issues prior to 2013, 3.5% for issues between 2013 and 2020, 3.0% for 2021 and later issues, and a modification of the 1994 Tillinghast claim cost tables.

Insurance Revenues and Expenses

Premiums on traditional life insurance products are recognized as revenues as they become due from policyholders under the terms of the insurance contract. Universal life premiums and annuity considerations are recognized when received while health premiums are earned ratably over the term of the related insurance policies. Benefits, policy administration, and other expenses are recognized as incurred over the lives of the policies. Premiums on a new third-party product offered to non-members on a commission basis, started recognizing revenue in August 2020 at the launch of a third-party distribution protected deferred annuity (PDA) product.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Capitalization policy

Capitalized costs related to purchased and internally developed software for internal use are amortized over a useful life of 3 years using the straight-line method.

Fair Value of Financial Instruments

The fair value estimates of our financial instruments were made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale, at any one point in time, our entire holdings of a particular financial instrument. In addition, the tax ramifications related to the effect of fair value estimates have not been considered in the estimates. Under our supervision, the fair value of debt and equity securities presented was determined using an independent pricing service.

Federal Income Taxes

We are included in the consolidated federal income tax return filed by our parent, USAA. Members of the consolidated group are jointly and severally liable for the group’s consolidated income tax liability under Regulation Section 1.1502-6(a). Current taxes are allocated to the separate subsidiaries of USAA based upon a written tax allocation agreement, whereby companies receive a current benefit to the extent that their losses are utilized by the consolidated group. However, for separate company financial statement purposes, our accounting policy is to report taxes on a separate company reporting basis. Separate company current taxes are computed at a 21% rate on regular taxable income adjusted for any consolidated benefits allocated to the companies. Any balance in Current federal income taxes recoverable, if applicable, represents federal income taxes recoverable from USAA, and any balance in Current federal income taxes payable, if applicable, represents federal income taxes payable to USAA, according to the allocation agreement.

Deferred income taxes are recognized for tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in Unassigned surplus in the period that includes the enactment date.

The Inflation Reduction Act was enacted on August 16, 2022, which, among other provisions, implements a new Corporation Alternative Minimum Tax (CAMT) based on average adjusted financial statement income, and is effective for tax years beginning after December 31, 2022. While USAA is subject to CAMT due to meeting the defined thresholds, this new tax legislation did not have an impact to USAA’s financial position or results of operations for the year ended December 31, 2023.

E.	Current Vulnerability Due to Certain Concentrations

We mitigate our concentration risk through the use of reinsurance and by conducting business in 49 states, and the District of Columbia. See Note 14 for further discussion.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

F.	Basis of Accounting

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which vary in some respects from GAAP. The more significant of these differences are as follows:

Policy Acquisition Costs

The costs of acquiring business are expensed when incurred; under GAAP, certain acquisition costs, to the extent recoverable, would be deferred and amortized over the periods benefited.

Investments

Investments in bonds are reported at amortized cost or fair value based on their NAIC rating. For GAAP, fixed maturity investments are classified as available-for-sale, which are reported at fair value with unrealized holding gains and losses reported in accumulated other comprehensive income. For statutory reporting, unrealized holding gains and losses are recorded to Unassigned surplus.

The asset valuation reserve (AVR), which is not required by GAAP, is determined by an NAIC formula and provides a valuation allowance for invested assets. In addition, a liability for the interest maintenance reserve (IMR) has been recorded to capture the realized capital gains and losses for fixed income investments due to interest rate changes. IMR is not required by GAAP.

Securities Lending

Securities lending collateral reinvested in debt securities is carried at the lower of amortized cost or fair value based on their NAIC rating. For GAAP, collateral reinvested in debt securities is carried at fair value.

Subsidiaries

The financial statements of our subsidiaries are not consolidated with our financial statements as would be required under GAAP; rather, these investments are carried at their net equity value with amounts actually received in the form of dividends included in investment income, while undistributed equity in Net income is included with unrealized gains and losses on investments as a credit or charge to Unassigned surplus.

Nonadmitted Assets

Certain assets designated as nonadmitted are excluded from the accompanying Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are charged directly to Unassigned surplus; under GAAP, such assets are included in the balance sheet.

Reinsurance

Ceded reinsurance amounts related to policyholder liabilities are reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

Premiums

Premiums are taken into income over the premium paying period of the related policies, with some investment contracts being accounted for under the deposit method of accounting. Under GAAP, premiums that are in excess of policy charges are deferred.

Deferred Income Taxes

Gross deferred tax assets are reduced by valuation allowance adjustments when it is more likely-than-not that all or a portion of the deferred tax asset will not be realized. Admitted deferred tax assets are limited to 1) the amount of federal income taxes paid in the prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Revenue Service (IRS) tax loss carryforward provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, computer equipment and computer software for internal use, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state income taxes.

Under GAAP, state income taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets that are not more likely-than-not to be realized.

Policyholder Dividends

A liability for undistributed income allocable to participating policyholders has not been recorded as would be required under GAAP.

Policy Reserves

Policy reserves are based on statutory-basis mortality and interest requirements without consideration of withdrawal, except for Principle Based Reserves. Statutory reserves may differ from reserves based on best estimates with a provision for adverse deviation of mortality, interest and withdrawals.

Reserve Valuation

Reserve valuation changes for existing policies, prescribed under statutory accounting principles, are accounted for as adjustments to Unassigned surplus in the year in which they occur. No entry is required under GAAP.

G.	Going Concern

Management does not believe there are any conditions or events, considered in the aggregate, that raise doubt about our ability to continue as a going concern.

(2)	Accounting Changes and Correction of Errors

We recorded immaterial corrections as prior year adjustments to surplus in aggregate amounts of $(7) and $1 as of December 31, 2023 and 2022, respectively. The $(7) included a correction to Asset valuation reserve for prior year realized losses on financially modeled CMBS sales as of December 31, 2023. See Note 11C for additional detail.

Accounting changes

In 2023, we made a data input change to the valuation for structured settlements with life contingencies (SSAs) for the age of the policyholder. Historically, actual age had been used, but was replaced with rated age. The valuation change was approved by TDI and upon implementation resulted in a $30 reserve destrengthening for SSAs issued prior to 2023, reflected in accordance with SSAP No. 3, Accounting Changes and Correction of Errors. This change had no impact to the reserve at December 31, 2022.

In 2022, we had a change in valuation basis related to the reserves for immediate annuity policies. The adjustment is due to the application of the interest rate affecting the reserve computation. The change is using the prescribed valuation rate in VM-22 rather than the minimum of either the contract rate or prescribed valuation rate in VM-22 in the calculation of the reserves for immediate annuities. This change resulted in a decrease of $9 of reserves for immediate annuities and supplemental contracts with and without life contingencies issued in 2022. The change did not impact surplus as the change in valuation basis is prospective and only applies to new policies and reserves per SSAP No. 51R, Life Contracts and SSAP No. 3.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(3)	Investments

A.	Investments in Debt and Equity Securities

The statement value and fair value of investments in debt securities are as follows:

	December 31, 2023
		Gross Unrealized	Gross Unrealized
Debt securities	Statement Value	Gains	Losses	Fair Value
U.S. Governments and agencies	$52	$—	$(5)	$47
All other governments	201	2	(27)	176
States, territories and possessions	218	4	(14)	208
Political subdivisions of states, territories and possessions	399	16	(1)	414
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	2,860	46	(200)	2,706
Industrial and miscellaneous	20,905	192	(2,356)	18,741
Hybrid securities	244	1	(28)	217

Total debt securities	$24,879	$261	$(2,631)	$22,509

	December 31, 2022
		Gross Unrealized	Gross Unrealized
Debt securities	Statement Value	Gains	Losses	Fair Value
U.S. Governments and agencies	$48	$—	$(6)	$42
All other governments	173	1	(27)	147
States, territories and possessions	231	4	(19)	216
Political subdivisions of states, territories and possessions	460	15	(1)	474
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	3,049	45	(270)	2,824
Industrial and miscellaneous	19,159	84	(2,999)	16,244
Hybrid securities	113	—	(15)	98

Total debt securities	$23,233	$149	$(3,337)	$20,045

The fair value of debt securities was determined using an independent security pricing service, which may differ from NAIC prescribed fair values used for statutory reporting purposes. See Note 5 regarding fair value measurement.

The statement value and fair value of debt securities at December 31, by contractual maturity are shown below. Expected maturities for the mortgage-backed securities will differ from contractual maturities because borrowers may have the right to prepay obligations.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2023		2022
	Statement Value	Fair Value	Statement Value	Fair Value
Due in one year or less	$673	$666	$549	$545
Due after one year through five years	3,663	3,549	3,633	3,475
Due after five years through ten years	3,806	3,616	4,077	3,761
Due after ten years	11,965	10,154	11,531	9,156
Mortgage-backed securities	4,772	4,524	3,443	3,108

Total debt securities	$24,879	$22,509	$23,233	$20,045

Proceeds from the activity of investments in bonds, and the related capital gains and losses and OTTI on bonds, mortgage loans and other invested assets, are as follows:

	Years Ended December 31
	2023	2022
Proceeds from bonds:
Sales	$1,435	$2,409
Proceeds from other than sales	1,339	1,335

Total proceeds from bonds	$2,774	$3,744

Net realized capital gains (losses):
Bonds:
Gross realized capital gains on sales	$39	$76
Gross realized capital losses on sales	(78)	(93)

Net realized capital losses on bond sales	(39)	(17)
Net realized capital gains on dispositions other than sales	2	14
Net realized losses on dispositions other than sales	(1)	(1)
OTTI	(4)	(18)

Total bond net realized capital losses	(42)	(22)
Impairment of mortgage loans	(4)	—

Net realized capital losses before federal income taxes	(46)	(22)
Realized capital gains (losses) transferred to IMR, net of taxes	31	(2)
Federal income tax expense	(6)	—

Net realized capital losses	$(9)	$(24)

Note: Current and prior year total proceeds from bonds includes prepayment penalties and non-cash exchanges.

Gross investment income was $1,206 and $1,128 during 2023 and 2022, respectively. Investment and interest expenses were $23 and $20 for 2023 and 2022, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Set forth below are gross unrealized losses and fair values for debt and equity securities stated at amortized cost, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as follows:

	December 31, 2023
	Less than 12 months		12 months or more		Total
Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt securities:
U.S. Government and agencies	$5	$—	$31	$(5)	$36	$(5)
All other governments	8	—	131	(27)	139	(27)
States, territories and possessions	9	—	130	(14)	139	(14)
U.S. political subdivisions of states, territories and possessions	33	—	10	(1)	43	(1)
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	174	(2)	1,532	(198)	1,706	(200)
Industrial and miscellaneous	1,009	(33)	12,441	(2,323)	13,450	(2,356)
Hybrid securities	168	(25)	28	(3)	196	(28)

Total debt securities	1,406	(60)	14,303	(2,571)	15,709	(2,631)

Equity securities:
Non redeemable preferred stocks	—	—	19	(5)	19	(5)

Total debt and equity securities	$1,406	$(60)	$14,322	$(2,576)	$15,728	$(2,636)

	December 31, 2022
	Less than 12 months		12 months or more		Total
Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt securities:
U.S. Government and agencies	$32	$(6)	$2	$—	$34	$(6)
All other governments	136	(23)	8	(4)	144	(27)
States, territories and possessions	135	(17)	6	(2)	141	(19)
U.S. political subdivisions of states, territories and possessions	36	(1)	—	—	36	(1)
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	1,763	(243)	80	(27)	1,843	(270)
Industrial and miscellaneous	11,884	(1,938)	2,779	(1,061)	14,663	(2,999)
Hybrid securities	60	(7)	38	(8)	98	(15)

Total debt securities	14,046	(2,235)	2,913	(1,102)	16,959	(3,337)

Equity securities:
Non redeemable preferred stocks	15	—	19	(5)	34	(5)

Total debt and equity securities	$14,061	$(2,235)	$2,932	$(1,107)	$16,993	$(3,342)

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We monitor our debt investment securities for OTTI when the fair value of the security has declined below amortized cost. The evaluation for potential OTTI is performed on an individual security basis based upon the facts and circumstances of that security and the probability of recovery. If it is determined that the decline is OTT, the difference between carrying value and the expected recovery value is charged to income as a realized capital loss. At December 31, 2023 and 2022, the unrealized losses on investment securities are not considered other than temporarily impaired but rather the result of current interest rate conditions. Although we have the positive intent and ability to hold any securities in an unrealized loss position to anticipated recovery, management may sell a security in response to unanticipated asset liability matching needs, significant market movements, or changes in business plans.

B.	Loan-Backed and Structured Securities

For loan-backed and structured securities, we considered cash flow analysis, rating agency analysis, market and sector conditions, and qualitative and quantitative information specific to the issuer of the security to determine if impairment was OTT.

Loan-backed securities for which OTTI have been recognized and are classified as follows at December 31:

	2023
		OTTI Recognized in Loss
	Amortized Cost Before OTTI	Interest	Non-interest	Fair Value
OTTI recognized:
Intent to sell	$2	$—	$1	$1

Total	$2	$—	$1	$1

	2022
		OTTI Recognized in Loss
	Amortized Cost Before OTTI	Interest	Non-interest	Fair Value
OTTI recognized:
Intent to sell	$54	$—	$5	$49

Total	$54	$—	$5	$49

Below are the loan-backed securities held at the end of the year for which OTTI have been recognized based on the fact that the present value of projected cash flows expected to be collected is less than the amortized cost of the securities:

2023
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
05493AAJ9	$2	$1	$1	$1	$1	09/30/2023
05493AAJ9	1	1	—	1	1	12/31/2023

Total	XXX	XXX	$1	XXX	XXX	XXX

For securities with amortized cost or adjusted amortized cost:

Column 2 minus Column 3 should equal Column 4

Column 2 minus Column 4 should equal Column 5

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2022
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
3137F8TF0	$6	$6	$1	$6	$6	03/31/2022

55316PAG2	4	3	1	3	3	06/30/2022

55316PAJ6	10	8	2	8	8	06/30/2022

55316PAJ6	6	6	1	6	6	09/30/2022

Total	XXX	XXX	$5	XXX	XXX	XXX

For securities with amortized cost or adjusted amortized cost:

Column 2 minus Column 3 should equal Column 4

Column 2 minus Column 4 should equal Column 5

Loan-backed and structured securities in unrealized loss positions as of year-end, stratified based on length of time continuously in these unrealized loss positions, are as follows:

	2023	2022
Aggregate amount of unrealized loss
Less than twelve months	$3	$237
Twelve months or longer	272	107
Aggregate fair value of securities with unrealized loss
Less than twelve months	$281	$2,303
Twelve months or longer	2,413	468

C.	Securities Lending Collateral

Securities lending program

Under the terms of our securities lending program, initial collateral (either in the form of cash or investment securities) is required at a rate of 102% and 105% of the market value of a loaned domestic and foreign security, respectively. The cash collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent into short-term investments. The reinvested collateral of $122 and $123 in 2023 and 2022, respectively, was reported as Securities lending reinvested collateral assets and the offsetting collateral liability is reported as Payable for securities lending on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

We receive primarily cash collateral in an amount in excess of the fair value of the securities lent. Our lending agent reinvests the cash collateral in higher yielding securities than the securities which we lend to other entities under the arrangement.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The aggregate amount of our collateral liability under our securities lending program is as follows at December 31:

	Fair Value
	2023	2022
Open	$122	$123
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—

Subtotal	122	123
Securities received	—	—

Total collateral received	$122	$123

The aggregate amount of our collateral asset (received and reinvested) is as follows at December 31:

	2023		2022
	Amortized Cost	Fair value	Amortized Cost	Fair value
Open (cash)	$122	$122	$123	$123
30 days or less	—	—	—	—
31 to 60 days	—	—	—	—
61 to 90 days	—	—	—	—
91 to 120 days	—	—	—	—
121 to 180 days	—	—	—	—
181 to 365 days	—	—	—	—
1 to 2 years	—	—	—	—
2 to 3 years	—	—	—	—
Greater than 3 years	—	—	—	—

Subtotal	$122	$122	$123	$123
Securities received	—	—	—	—

Total collateral reinvested	$122	$122	$123	$123

Collateral investment maturities are primarily short term in nature but may vary depending upon the type of security, which can range from overnight to three years. To manage the liquidity risk resulting from the mismatch of collateral repayment requirements and the maturity of invested collateral, the program requires minimum levels of investments that mature on an overnight basis. These overnight investments create significant liquidity in case of a large unexpected demand for the return of collateral. Liquidity can also be generated through the sale of short-term investments held in the collateral portfolio, or, if necessary, by increasing the rate paid by us on the cash collateral in order to attract liquidity from borrowers in an extreme liquidity crisis. Additionally, we include these investments as part of the overall evaluation of debt securities for OTTI. We have not recognized any OTTI on invested collateral received for loaned securities.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Loaned securities

We engage in securities lending whereby certain securities from our portfolio are loaned to other institutions for short periods of time. The total amount of loaned securities as of December 31, 2023 and 2022 were $123 and $150, respectively. We maintain full ownership rights to the securities loaned and accordingly, the loaned securities are classified as investments. These securities loaned are restricted, see Note 3F.

Securities are loaned in exchange for collateral, primarily on an overnight basis, with a maximum maturity of 90 days.

D.	Mortgage Loans

At December 31, 2023 and 2022, our investment in mortgage loans was $2,708 and $2,680, respectively.

The maximum loan-to-value ratio of any loan at the time of the loan was 71.2% in 2023 and 2022. The rate of interest on our new commercial mortgage loans ranged from 5.80% to 6.65% in 2023 and 2.90% to 6.15% in 2022.

We had $2,696 of current mortgage loans and $12 of mortgage loans greater than 90 days past due at December 31, 2023. All mortgage loans were current and the recorded investment was current and not past due greater than 30 days at December 31, 2022.

We impaired the Civic Center Plaza commercial mortgage loan with an original carrying value of $16 to $12.

The commercial real estate loans consist of participating and direct origination loans. In evaluating the credit quality of commercial real estate loans, we assess the performance of the loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value (LTV) and debt service coverage ratios to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to refinance or sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower.

The average LTV ratio is based on our most recent estimate of the fair value for the underlying property, which is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A lower LTV indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The LTV ratio for commercial real estate loans by property type is as follows:

	2023					2022
	< 30%	30-50%	51-75%	>75%	Total	< 30%	30-50%	51-75%	Total
Property type
Hospitality	$—	$12	$75	$26	$113	$22	$14	$104	$140
Industrial	12	67	429	—	508	14	94	316	424
Multi-family	—	181	670	313	1,164	—	50	1,117	1,167
Office	—	59	107	234	400	6	104	320	430
Retail	—	4	268	14	286	—	19	278	297
Self-storage	18	90	62	—	170	19	43	93	155
Student Housing	—	—	27	40	67	—	—	67	67

Total recorded investment	$30	$413	$1,638	$627	$2,708	$61	$324	$2,295	$2,680

% of total	1%	15%	61%	23%	100%	2%	12%	86%	100%
Weighted-average LTV ratio	0.23	0.45	0.62	0.87	0.65	0.26	0.43	0.59	0.57

The debt service coverage ratio is based on normalized annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources. A 1.00 debt service coverage ratio indicates that the net operating income of the property is sufficient to meet debt service coverage payments.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The debt service coverage ratio of commercial mortgage loans by property type is as follows:

	2023				2022
	<1.10	1.20-2.00	Greater than 2.00	Total	<1.10	1.20-2.00	Greater than 2.00	Total
Property type:
Hospitality	$—	$113	$—	$113	$117	$22	$—	$139
Industrial	—	294	214	508	—	165	259	424
Multi-family	53	647	464	1,164	98	659	410	1,167
Office	65	234	100	399	—	280	151	431
Retail	14	171	101	286	—	182	115	297
Self-storage	—	30	141	171	—	13	142	155
Student Housing	—	67	—	67	—	40	27	67

Total recorded investment	$132	$1,556	$1,020	$2,708	$215	$1,361	$1,104	$2,680
% of total	5%	57%	38%	100%	8%	51%	41%	100%
Weighted-average debt coverage ratio	0.93	1.6	2.64	1.96	0.88	1.57	2.53	1.91

The commercial real estate loan portfolio is geographically dispersed across the United States. At December 31, 2023 and 2022, the four geographic regions with the highest concentration of our commercial real estate loan portfolio were: the pacific, southwest, mideast, and northeast; and the pacific, southwest, northeast, and mideast, respectively.

	2023		2022
	Loan Balance	% of Outstanding Loan Balances	Loan Balance	% of Outstanding Loan Balances
East North Central	$355	13.11%	$292	10.90%
Mideast	392	14.48%	379	14.15%
Mountain	222	8.21%	224	8.36%
Northeast	288	10.65%	348	12.99%
Pacific	756	27.88%	750	27.95%
Southeast	147	5.43%	166	6.20%
Southwest	423	15.61%	426	15.90%
West North Central	125	4.63%	95	3.55%

Total	$2,708	100.00%	$2,680	100.00%

We have no taxes, assessments or amounts advanced that are not included in the mortgage loan totals.

E.	Other Invested Assets

We have investments in unaffiliated partnership interests of $396 and $375 as of December 31, 2023 and 2022, respectively. We also have investments in non-rated residual tranches/interests of $3 and $2 as of December 31, 2023 and 2022, respectively. The classifications for non-rated residual tranches/interests changed from bonds to other long-term invested assets, per changes adopted and effective as of December 31, 2022 to SSAP No. 43R, Loan-Backed and Structured Securities. In addition, we have an investment in an unaffiliated surplus debenture with Nationwide Mutual Insurance for $6 as of December 31, 2023 and 2022.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Low-Income Housing Tax Credits

We have investments of $163 and $136 in various LIHTCs for 2023 and 2022, respectively. Unexpired state premium tax credits have a remaining life between 3 - 8 years. There is no minimum required holding period and we are not aware of any regulatory review associated with our LIHTC investments. We recognized LIHTC benefits of $4 and $2 in 2023 and 2022, respectively.

Equity contributions committed to the LIHTC investments are included in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are as follows:

Year	Projected Contributions
2024	$73
2025	35
2026	19
2027	1
2028	1
Thereafter	3

Total	$132

F.	Restricted Assets

Set forth below is information regarding our restricted assets at December 31:

2023
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year									Percentage
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account Activity (a)	Total Separate Account Restricted Assets	Separate Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$122	$—	$—	$—	$122	$123	$(1)	$—	$122	0.40%	0.41%
FHLB capital stock	10	—	—	—	10	10	—	—	10	0.03%	0.03%
On deposit with states	196	—	—	—	196	215	(19)	—	196	0.65%	0.66%
Pledged as collateral to FHLB (including assets backing funding agreements)	50	—	—	—	50	51	(1)	—	50	0.17%	0.17%
Loaned securities	123				123	150	(27)		123	0.41%	0.41%
Separate account purchases awaiting reinvestment	—	—	2	—	2	2	—	—	2	0.01%	0.01%
Total restricted assets	$501	$—	$2	$—	$503	$551	$(48)	$—	$503	1.67%	1.69%

(a)	Subset of column 1
(b)	Subset of column 3

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2022
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year									Percentage
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$123	$—	$—	$—	$123	$167	$(44)	$—	$123	0.44%	0.44%
FHLB capital stock	10	—	—	—	10	10	—	—	10	0.04%	0.04%
On deposit with states	215	—	—	—	215	201	14	—	215	0.77%	0.77%
Pledged as collateral to FHLB (including assets backing funding agreements)	51	—	—	—	51	—	51	—	51	0.18%	0.18%
Loaned securities	150				150	158	(8)		150	0.52%	0.54%
Separate account purchases awaiting reinvestment	—	—	2	—	2	2	—	—	2	0.01%	0.01%
Total restricted assets	$549	$—	$2	$—	$551	$538	$13	$—	$551	1.96%	1.98%

(a)	Subset of column 1
(b)	Subset of column 3

The restricted assets on deposit with states are bonds on deposit with various governmental agencies and others as required by law.

For further details regarding the restricted asset categories, see the corresponding notes shown below:

Restricted Asset Category	Note Disclosure
Collateral held under security lending agreements	Note 3C
FHLB capital stock	Note 9
Pledged as collateral to FHLB (including assets backing funding agreements)	Note 9
Loaned securities	Note 3C
Separate account purchases awaiting reinvestment	Note 1D

The collateral received and reflected as assets in financial statements is as follows at December 31:

2023
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$122	$122	0.41%	0.41%
Total collateral assets	$122	$122	0.41%	0.41%

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2022
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$123	$123	0.44%	0.44%
Total collateral assets	$123	$123	0.44%	0.44%

	2023		2022
	Amount	% of Liability to Total Liabilities	Amount	% of Liability to Total Liabilities
Recognized Obligation to Return Collateral Asset (General Account)	$122	0.45%	$123	0.49%
Recognized Obligation to Return Collateral Asset (Separate Account)	—	—%	—	—%

G.	5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria:

•	Documentation necessary to permit a full credit analysis of a security by the SVO does not exist or an NAIC CRP credit rating for an FE or PL security is not available

•	The issuer or obligor is current on all contracted interest and principal payments

•	The insurer has an actual expectation of ultimate payment of all contracted interest and principal

The following securities were designated as 5GI as the documentation necessary for the SVO to perform a full credit analysis was not available. The securities were current on all contractual interest and principal payments. The following table reflects 5GI securities at December 31:

Investment	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	2023	2022	2023	2022	2023	2022
Bonds – AC	1	4	$4	$105	$3	$100
Total	1	4	$4	$105	$3	$100

AC – Amortized Cost

H.	Prepayment Penalties and Acceleration Fees

For securities sold, redeemed or disposed, the prepayment penalties and acceleration fees in the statutory financial statements are as follows at December 31:

	2023	2022
	General Account
Number of CUSIPs	10	13
Aggregate amount of insurance income	$8	$9

(a)	CUSIPs presented in whole numbers

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(4)	Derivative Instruments

A.	Derivatives under SSAP No. 86, Derivatives (SSAP 86)

We are exposed to various risks relating to our ongoing business operations, including interest rate risk. The Company uses a variety of strategies to manage this risk, including the use of derivatives. We manage our counterparty credit risk associated with derivative instruments by entering into legally enforceable master netting agreements, where possible, and exchanging margin and collateral with our counterparties, typically in the form of cash.

During the second quarter of 2023, we executed a pay floating/receive fixed interest rate swap to reduce our exposure to changes in interest rates for asset backed securities and commercial mortgage backed securities in our investment portfolio. In an interest rate swap, we agree with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed upon notional amount. We may elect hedge accounting and designate qualifying swaps in cash flow hedging relationships.

To qualify for hedge accounting under SSAP 86, at the inception of the hedging relationship, we formally document our risk management objective and strategy for undertaking the hedging transaction, as well as our designation of the hedge as a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability (“cash flow hedge”). We designate and account for these swaps as cash flow hedges when they have met the effectiveness criteria of SSAP 86. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness. As of December 31, 2023, we held one interest rate swap, which was designated as a cash flow hedge.

Swaps that hedge those assets are valued in a manner consistent with the underlying hedged item, if the swaps meet the criteria for highly effective hedges. Asset backed securities and commercial mortgage backed securities that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, swaps hedging such bonds are also carried at amortized cost. Asset backed securities and commercial mortgage backed securities that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, swaps hedging such bonds are also carried at the lower of amortized cost or estimated fair value.

As of December 31, 2023, the hedged items had an NAIC designation of 1 through 5, therefore the swap is carried at its amortized cost, which is $0. Cash flows associated with the swap are presented with the cash flows from the hedged item in Net investment income. We did not have any derivatives or swaps as of December 31, 2022.

At December 31, 2023, the maximum length of time over which we were hedging our exposure to variability in future cash flows for forecasted transactions did not exceed 4 years .

The following is the aggregate fair value of the derivative instruments as of December 31, 2023:

Derivative instrument	Notional	Net Unrealized Gains (Losses)	Fair Value	Carrying Value	Net Interest Income (Loss)
OIS SOFR Compound Swap	$200	$—	$(1)	$—	$(2)

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

We enter into various collateral arrangements, which may require the pledging of collateral in connection with derivatives. We pledge cash to satisfy initial margin and variation margin requirements. The table below summarizes the collateral pledged in connection with centrally cleared derivatives as of December 31, 2023. We did not have any collateral pledged in connection with derivatives in 2022.

	Cash	Securities	Total
Initial Margin	$5	$—	$5
Variation Margin	1	—	1
Total	$6	$—	$6

(5)	Financial Assets Measured at Fair Value

A.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties. The fair value of a liability is the amount at which the liability could be incurred or settled in a current transaction between willing parties.

Fair values are based on quoted market prices when available. If quoted market prices are not available for the specific security, then fair values are estimated using pricing models utilized by an independent pricing service to ascertain the fair values. Fair value is generally estimated using discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, we estimate fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

Our financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value (SSAP 100R). SSAP 100R establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly for substantially the full term of the financial instruments.

•	Level 3 – inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as certain bonds and preferred stock when carried at the lower of cost or market.

Valuation techniques utilized by pricing services and prices obtained from external sources are reviewed by investment professionals who are familiar with the securities being priced and the markets in which they trade to ensure the fair value determination is representative of an exit price. Pricing services consider such data as widely published indices (benchmarks), recent trades, changes in interest rates, general economic conditions and the credit quality of the specific issuers.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The following tables summarize the assets and liabilities measured and reported at fair value in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and by the valuation hierarchy (as described above) as of December 31:

	2023
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Non redeemable preferred stocks	$—	$11	$40	$—	$51
Securities lending reinvested collateral assets	122	—	—	—	122
Separate account assets	6	—	—	—	6
Residual interests	—	1	2	—	3

Total assets at fair value/NAV	$128	$12	$42	$—	$182

Liabilities at fair value:
Separate account liabilities	6	—	—	—	6

Total liabilities at fair value/NAV	$6	$—	$—	$—	$6

Net fair value	$122	$12	$42	$—	$176

	2022
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Non redeemable preferred stocks	$—	$29	$21	$—	$50
Securities lending reinvested collateral assets	123	—	—	—	123
Separate account assets	5	—	—	—	5
Residual interests	—	1	—	—	1

Total assets at fair value/NAV	$128	$30	$21	$—	$179

Liabilities at fair value:
Separate account liabilities	5	—	—	—	5

Total liabilities at fair value/NAV	$5	$—	$—	$—	$5

Net fair value	$123	$30	$21	$—	$174

Level 1 Financial Instruments

Included within Level 1 are Securities lending reinvested collateral assets, separate account assets and separate account liabilities which consist primarily of highly liquid mutual funds for which there are quoted prices in active markets. Where quoted prices are available in an active market, securities are classified in Level 1 of the valuation hierarchy.

Level 2 Financial Instruments

Included within Level 2 are non redeemable preferred stocks and non-rated residual tranches/interests, which are required to be measured at fair value. The fair value of these securities was estimated by an independent pricing service utilizing pricing models to ascertain the fair values. The pricing models incorporate observable market data such as benchmark yields and recent trades. Based upon an analysis of the procedures and techniques developed by our independent pricing service, we determined that securities valued in this manner should be classified within Level 2 of the valuation hierarchy.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Level 3 Financial Instruments

Included within Level 3 securities are residual interests and non redeemable preferred stocks which are required to be measured at fair value. The fair value of these securities were estimated using broker quotes to ascertain the fair values.

The table below includes a rollforward of the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus amounts (including the change in fair value) for assets classified within Level 3 of the valuation hierarchy for the year ended December 31:

	2023
Description for each class of asset	Beginning Balance at 01/01/2023	Transfers into Level 3	Total gains and (losses) included in Surplus	Ending Balance at 12/31/2023
Non redeemable preferred stocks	$21	$18	$1	$40
Residual Interests	—	2	—	2

Total	$21	$20	$1	$42

	2022
Description for each class of asset	Beginning Balance at 01/01/2022	Total gains and (losses) included in Surplus	Ending Balance at 12/31/2022
Non redeemable preferred stocks	$27	$(6)	$21

Total	$27	$(6)	$21

B. The fair value of financial instruments is as follows at December 31:

2023
Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$22,509	$24,879	$5	$21,706	$793	$—	$5
Preferred stock	51	51	—	11	40	—	—
Common stock	113	113	—	—	—	—	113
Mortgage loans	2,460	2,708	—	—	2,460	—	—
Cash and cash equivalents	507	507	507	—	—	—	—
Policy loans	170	170	—	—	—	—	170
Other invested assets	569	568	—	8	2	—	559
Securities lending reinvested collateral assets	122	122	122	—	—	—	—
Separate account assets	6	6	6	—	—	—	—
Liabilities:
Liability for deposit-type contracts	2,452	2,792	—	—	2,452	—	—
Payable for securities lending	122	122	122	—	—	—	—
Separate account liabilities	6	6	6	—	—	—	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2022
Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$20,044	$23,233	$3	$19,599	$436	$—	$6
Preferred stock	50	50	—	29	21	—	—
Common stock	93	93	—	—	—	—	93
Mortgage loans	2,454	2,680	—	—	2,454	—	—
Cash and cash equivalents	352	352	352	—	—	—	—
Policy loans	160	160	—	—	—	—	160
Other invested assets	519	519	—	8	—	—	511
Securities lending reinvested collateral assets	123	123	123	—	—	—	—
Separate account assets	5	5	5	—	—	—	—
Liabilities:
Liability for deposit type contracts	1,961	2,436	—	—	1,961	—	—
Payable for securities lending	123	123	123	—	—	—	—
Separate account liabilities	5	5	5	—	—	—	—

C.	Financial instruments for which it is not practicable to determine fair value are as follows at December 31:

	Carrying Value
Type of Financial Instrument	2023	2022	Effective Interest Rate	Maturity Date	Explanation
Assets:
Bonds	$5	$6	N/A	N/A	a
Common stock	113	93	N/A	N/A	b,c
Policy loans	170	160	1.0% to 7.4%	N/A	d
Other invested assets	559	511	N/A	N/A	a,e

(a)	Consists of tax credits for which there is no observable market value.
(b)	Consists of investments in FHLB for which there is no observable market value.
(c)	Consists of investments in affiliated entities for which there is no observable market value.
(d)	The carrying value of the policy loans approximates their fair value.
(e)	Consists of equity method investments for which there is no observable market value.

(6)	Income Taxes

A.	Deferred Tax Asset

Management believes realization of the gross deferred tax assets is more likely-than-not based on the expectation such benefits could be utilized through loss carrybacks or by offsetting income from the reversal of existing taxable temporary differences, taxable income exclusive of reversing temporary differences, or tax-planning strategies.

Deferred tax assets and liabilities are valued at the rates at which they are expected to reverse in the future. The deferred tax assets and liabilities below have been valued at 21%.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The amount of deferred tax assets and deferred tax liabilities are as follows at December 31:

	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$425	$63	$488	$367	$61	$428
Statutory valuation allowance adjustments	45	—	45	—	—	—

Adjusted gross deferred tax assets	380	63	443	367	61	428
Deferred tax assets nonadmitted	158	43	201	163	48	211

Net admitted gross deferred tax assets	222	20	242	204	13	217
Deferred tax liabilities	93	20	113	98	13	111

Net admitted deferred tax assets	$129	$—	$129	$106	$—	$106

The Change in net deferred income tax reported in Unassigned surplus before consideration of nonadmitted assets is comprised of the following components at December 31:

	2023	2022	Change
Net gross deferred tax assets	$330	$318	$12
Tax effect of unrealized gains	11	9	2

Net tax effect without unrealized gains	$341	$327	$14

The amount of each result or component of the deferred tax admission calculation as of December 31 is shown below:

	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the lesser of the following threshold limitations:	129	—	129	106	—	106
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	129	—	129	106	—	106
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	417	XXX	XXX	381
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	93	20	113	98	13	111

Deferred tax assets admitted as a result of the application of SSAP No. 101	$222	$20	$242	$204	$13	$217

The risk-based capital (RBC) level to determine the applicable realization period and percentage from the realization threshold limitation table for RBC Reporting Entities at December 31 is as follows:

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	1,049%	946%
Adjusted capital and surplus used to determine recovery period and threshold limitation	$3,076	$2,825

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

Our tax-planning strategies do not include the use of reinsurance-related tax-planning strategies. The impact of tax-planning strategies are as follows at December 31:

	2023		2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of adjusted gross deferred tax assets (DTAs) and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs amount	$380	$63	$367	$61	$13	$2
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax-planning strategies	6%	—%	—%	—%	6%	—%
Net admitted adjusted gross DTAs amount	$222	$20	$204	$13	$18	$7
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies	—%	—%	—%	—%	—%	—%

B.	Components of Current and Deferred Income Taxes

Current income taxes incurred consist of the following major components for the years ended December 31:

	2023	2022	Change
Federal	$108	$67	$41
Foreign	—	—	—

Subtotal	108	67	41
Federal income tax on net capital gains and IMR	(6)	—	(6)

Federal and foreign income taxes incurred	$102	$67	$35

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below.

	2023	2022	Change
Deferred Tax Assets
Ordinary deferred tax assets:
Policyholder reserves	$234	$195	$39
Deferred acquisition costs	147	133	14
Policyholder dividend accrual	5	5	—
Fixed assets	22	21	1
Compensation and benefits accrual	7	7	—
Tax credit carry-forward	6	3	3
Other	4	3	1

Total ordinary gross deferred tax assets	425	367	58
Statutory valuation allowance adjustment	45	—	45
Nonadmitted deferred tax assets	158	163	(5)

Admitted ordinary deferred tax assets	222	204	18

Capital deferred tax assets:
Investments	63	61	2

Total capital gross deferred tax assets	63	61	2
Nonadmitted deferred tax assets	43	48	(5)

Admitted capital deferred tax assets	20	13	7

Total admitted deferred tax assets	$242	$217	$25

Deferred Tax Liabilities
Ordinary deferred tax liabilities:
Investments	$71	$67	$4
Deferred and uncollected premium	12	13	(1)
Section 481 adjustment	6	8	(2)
Other	4	10	(6)

Total ordinary deferred tax liabilities	93	98	(5)

Capital deferred tax liabilities:
Investments	20	13	7

Total capital deferred tax liabilities	$20	$13	$7

Total deferred tax liabilities	$113	$111	$2

Net deferred tax assets	$129	$106	$23

There have not been any adjustments to gross deferred tax assets due to a change in circumstances that cause a change in judgement about the realizability of the related deferred tax assets.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Reconciliation of Federal Income Tax Rate to Actual Effective Rate

Our income tax incurred and Change in net deferred income tax differs from the amount obtained by applying the federal statutory rate of 21% to income before taxes as follows:

	2023	2022
Income before taxes	$323	$121

Provision computed at statutory rate	$68	$25
Increase (decrease) in incurred tax resulting from:
Interest maintenance reserve	(18)	(8)
Change in nonadmitted assets	—	(2)
Tax credits	(2)	—
Prior year adjustments	8	(1)
Deferred gain	(9)	—
Valuation Allowance	45	—
Tax credit carryforward	(4)	(3)

Expected income tax expense	$88	$11

Current income tax expense with tax on capital gains	$102	$67
Change in deferred income tax	(14)	(56)

Total statutory income tax expense	$88	$11

D.	Tax Carryforwards and Protective Tax Deposits

Any tax loss or credit carryforwards are shown below, along with the amount of federal income taxes incurred in the current and prior years, if any, which are available as of December 31, 2023 for recoupment in the event of future net losses. Due to the enactment of Tax Legislation, only capital tax losses are available for recoupment for Life insurance companies. Also shown are any protective tax deposits we made with the Internal Revenue Service under Section 6603 of the Internal Revenue Code which are deemed to be an admitted asset.

Tax credit carryforward:

Origination date	Expiration date	Amount
2023	2043	$6

Amount
Prior year federal tax incurred available for future losses
2023	$—
2022	—
2021	99
Protective tax deposit that is an admitted asset	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

E.	Consolidated Federal Income Tax Return

Our federal income tax return is filed in a consolidated group that consists of the following entities:

Catastrophe Reinsurance Company	USAA Insurance Agency, Inc.
Enterprise Indemnity Captive Insurance Company, Inc.	USAA Investment Corporation
Garrison Property and Casualty Insurance Company	USAA Investment Services Company
United Services Automobile Association	USAA Life General Agency, Inc.
USAA Annuity Services Corporation	USAA Life Insurance Company
USAA Capital Corporation	USAA Life Insurance Company of New York
USAA Casualty Insurance Company	USAA Property Holdings, Inc.
USAA Federal Savings Bank	Noblr Inc.
USAA Financial Services Corporation	USAA Savings Bank
USAA General Indemnity Company	UGSS, LLC
USAA Reciprocal Attorney in Fact, Inc.	USAA Residential Real Estate Services, Inc.

The method of allocation among the companies is subject to a written agreement. The method of allocation chosen is in accordance with Internal Revenue Code Regulation 1.1502-33(d)(3), whereby profitable companies pay tax according to their separate return liability, and loss companies are credited with the tax benefit realized due to the utilization of their losses and credits. Intercompany tax balances are paid quarterly based on estimates and settled annually upon the completion of the consolidated tax return.

The 2020 through 2023 tax years remain subject to federal examination.

The amount of interest and penalties expense (benefit) recognized in the Statutory Statements of Operations is less than $1 for the years ended December 31, 2023 and 2022. We did not have any interest and penalties payable recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2023 and 2022.

F.	Federal and Foreign Income Tax Loss Contingencies

We have no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(7)	State Transferable and Non-Transferable Tax Credits

The carrying value of transferable and non-transferable state tax credits gross of any related tax liabilities and total unused transferable and non-transferable state tax credits is as follows as of December 31:

	2023
Description of State Transferable and Non-Transferable Tax Credits	State	Carrying Value	Unused Amount
Transferable tax credits:
ADVANTAGE CAPITAL NV 6.104 01/15/29	NV	$1	$2
ADVANTAGE CAPITAL OH 5.672 03/01/28	OH	2	2
ADVANTAGE CAPITAL CT 6.58 02/15/28	CT	1	1
CAC 2021, LLC	VA	4	1

		$8	$6

Non-transferable tax credits:
STONEHENGE CAPITAL SC 5.5 03/01/26	SC	$1	$1
STATE OF COLORADO, DEPARTMENT OF TREASURY	CO	1	1

		$2	$2

Total state tax credits		$10	$8

	2022
Description of State Transferable and Non-Transferable Tax Credits	State	Carrying Value	Unused Amount
Transferable tax credits:
ADVANTAGE CAPITAL NV 6.104 01/15/29	NV	$2	$2
ADVANTAGE CAPITAL MS 6.084 03/01/28	MS	1	1
ADVANTAGE CAPITAL OH 5.672 03/01/28	OH	2	2
ADVANTAGE CAPITAL CT 6.58 02/15/28	CT	1	1
STONEHENGE CAPITAL SC 5.5 03/01/26	SC	1	1
STATE OF COLORADO, DEPARTMENT OF TREASURY	CO	1	2

		$8	$9

Non-transferable tax credits:
CAC 2021, LLC	VA	2	1

		$2	$1

Total state tax credits		$10	$10

The state tax credits are amortized in accordance with a utilization schedule established at the time we purchased the tax credit. We estimated the utilization of the tax credits by comparing forecasted premiums with historical tax liabilities for that particular state. All of the state tax credits are admitted assets and reported on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(8)	Related Party Transactions

A.	Transactions with Affiliates

1)

We received annuity considerations from UASC, a wholly-owned non-insurance subsidiary, of approximately $1,000 and $832 in 2023 and 2022, respectively, representing amounts received for structured settlements issued. See Notes 8C and 12A for additional information.

2)

We obtained our Board of Directors’ authority to enter into an intercompany funding agreement with CAPCO. Under certain provisions of this agreement, as well as a separate Written Consent to Action by the Board of Directors providing authorization for us to loan money within the USAA group of companies, we are authorized to loan funds in excess of the current cash requirements under guidelines established with the Department. At December 31, 2023 and 2022, we had notes receivable of $151 and $114, respectively. Interest income related to this lending activity was $5 and $1 for 2023 and 2022, respectively.

We received capital contributions of $75 from USAA during 2023. We did not receive any capital contributions in 2022.

We made capital contributions of $15 to our insurance subsidiary Life of NY during 2023. We did not make any capital contributions in 2022.

In addition, we are authorized under the same Written Consent of Action by the Board of Directors and certain provisions of the intercompany funding agreement with CAPCO to borrow up to $1,250 at any one time on an unsecured basis. While there were no borrowings outstanding as of December 31, 2023 and 2022, there were intra-month borrowing activities during the year for which interest expenses of $1 and a de minimis amount were recorded in 2023 and 2022, respectively.

Interest rates related to the intercompany funding agreement are based on the rate CAPCO could obtain in the open market and ranged from 4.28% to 5.31% and 0.05% to 4.28% in 2023 and 2022, respectively.

3)

Effective January 1, 2021, USAA and USAA Life entered into the Amended Reimbursement Agreement, increasing the maximum amounts reimbursable for certain compliance related expenses incurred by USAA Life:

Year	Maximum Reimbursable
2022	$90
2023	80
2024	70
2025	70
2026	70

The maximum amount reimbursable of $80 and $90 was received in 2023 and 2022, respectively.

B.	Amount Due From or To Related Parties

The total amount of Receivables from affiliates was $12 and $10 at December 31, 2023 and 2022, respectively. The total amount of Payables to affiliates was $70 and $67 at December 31, 2023 and 2022, respectively. Intercompany receivables and payables are fully settled each subsequent month.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Guarantees

We recognize the importance of maintaining a high level of financial strength and have taken certain actions to enhance and maintain the strength of our wholly-owned subsidiary Life NY. We have formally guaranteed that the Capital and Surplus of Life NY will be maintained at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the Risk Based Capital (RBC) laws applicable to life insurance companies in New York. Further, as needed, we will provide Life NY the liquidity needed to meet its obligations on a timely basis. Any creditor of Life NY has the right to enforce the terms of this agreement in the event that Life NY fails or refuses to take timely action to enforce its rights under the minimum capital, surplus and liquidity provisions therein.

We have guaranteed certain structured settlement payments owed to claimants by our wholly-owned non-insurance subsidiary UASC. In establishing these structured settlement arrangements, UASC purchases annuity contracts from us wherein UASC is the owner of the annuity contract and a claimant is the payee. Future payment on these guarantees would be required if UASC did not make payment to a claimant as payment became due. See Note 12A for further information.

D.	Management or Service Contracts and Cost-Sharing Arrangements

1)

Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. The aggregate amount of such services was $352 and $396, for 2023 and 2022, respectively.

We allocate these and other expenses to affiliates for administrative services performed by us. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of our allocations to all affiliates was $81 and $82 for 2023 and 2022, respectively.

We have been the provider of services and have billed USAA Investment Services Company (ISCO) in the amount of $1 for 2023 and 2022. We also have administrative services allocation agreements with Life NY and LGA. The expense allocated to these subsidiaries through these agreements totaled $45 and $50 for 2023 and 2022, respectively. These amounts are included in Other income.

2)	During 2023 and 2022, we were direct billed by USAA for marketing expenses of $31 and $38, respectively. These amounts are included in General insurance expenses.

3)

We have an agreement with USAA Federal Savings Bank (FSB) regarding servicing of tax-sheltered annuity loans and the acquisition of products through financial centers and marketing activities for certain member segments. FSB contracted services were $8 and $7 in 2023 and 2022, respectively. These amounts are included in General insurance expenses.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

E.	All Subsidiary, Controlled and Affiliated (SCA) Investments

Balance Sheet Value (Admitted and Nonadmitted) All SCAs (Except 8bi Entities)

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
a. SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
b. SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
c. SSAP No. 97 8b(iii) Entities
USAA Life General Agency, Inc.	100%	$9	$—	$9
USAA Annuity Services Company	100%	2	—	2
Total SSAP No. 97 8b(iii) Entities	XXX	$11	$—	$11
d. SSAP No. 97 8b(iv) Entities
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
e. Total SSAP No. 97 8b(iv) Entities (except 8bi entities) (b+c+d)	XXX	$11	$—	$11
f. Aggregate Total (a+e)	XXX	$11	$—	$11

NAIC Filing Response Information

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received	NAIC Disallowed Entities Valuation Method, Resubmission Required	Code
(Should be same entities shown in table above.)				Y/N	Y/N	*	*
a. SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	XXX	$—	XXX	XXX	XXX
b. SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	XXX	$—	XXX	XXX	XXX
c. SSAP No. 97 8b(iii) Entities
USAA Life General Agency, Inc.	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A
USAA Annuity Services Company	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A
Total SSAP No. 97 8b(iii) Entities	XXX	XXX	$—	XXX	XXX	XXX
d. SSAP No. 97 8b(iv) Entities Total SSAP No. 97 8b(iv) Entities	XXX	XXX	$—	XXX	XXX	XXX
Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d)	XXX	XXX	$—	XXX	XXX	XXX
Aggregate Total	XXX	XXX	$—	XXX	XXX	XXX

*	S1 – Sub-1, S2 – Sub-2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(9)	Debt

A.	Capital Notes

We did not have any capital note obligations outstanding during the financial statement reporting periods. We have an intercompany lending and funding agreement with CAPCO. This agreement is described further in Note 8.

B.	Federal Home Loan Bank (FHLB) Agreements

We became a member of the FHLB of Dallas in August 2015. Membership was established primarily as an additional source of liquidity, but advances may be used in a spread capacity.

1)	FHLB Capital Stock

a)	Aggregate Totals

	Total	General Account	Separate Accounts
1. Current Year
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	11	11	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	$11	$11	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$1,772	XXX	XXX
2) Prior Year-end
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	10	10	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	$10	$10	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$1,580	XXX	XXX

The Borrowing Capacity was determined as the largest amount that could be borrowed while still maintaining compliance with Chapter 422, Asset Protection Act, of the Texas Insurance Code.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

b)	Membership Stock (Class A and B) Eligible and Not Eligible for Redemption at December 31:

			2023
			Eligible for Redemption
Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$10	$10	$—	$—	$—	$—

			2022
			Eligible for Redemption
Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$10	$10	$—	$—	$—	$—

2)	Collateral Pledged to FHLB

a)	Amount Pledged as of Reporting Date

1.	Current Year

	2023
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts Total Collateral Pledged	$48	$50	$—
Current Year General Account Total Collateral Pledged	48	50	—
Current Year Separate Account Total Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Total Collateral Pledged	48	51	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

2.	Prior Year

	2022
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts Total Collateral Pledged	$48	$51	$—
Current Year General Account Total Collateral Pledged	48	51	—
Current Year Separate Account Total Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Total Collateral Pledged	—	—	—

b)	Maximum Amount Pledged During Reporting Period

1.	Current Year

	2023
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$49	$51	$—
Current Year General Account Maximum Collateral Pledged	49	51	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$50	$51	$—

2.	Prior Year

	2022
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$50	$51	$—
Current Year General Account Maximum Collateral Pledged	50	51	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$56	$53	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(10)	Employee Benefit Plans

A.	Defined Benefit Plans

All U.S. employees of USAA and its participating subsidiaries who were hired before June 1, 2007 or employed on or after January 1, 2021 are eligible to participate in the USAA Pension Plan (“the Plan”). Benefits accrued prior to September 1, 2007 are determined based on years of service and the employee’s final average pay as defined in the Plan.

Beginning in 2021, all U.S. employees of USAA and its participating subsidiaries are eligible for a cash balance pension benefit under the same plan. Employees are fully vested in the cash balance pension benefit after completing three years of vesting service. Employees hired after January 1, 2021, become eligible January 1 or July 1 after one year of service and reaching the age of 21.

USAA also sponsors two nonqualified unfunded plans designed to restore benefits that would have been payable under the pension plan, but were limited by federal tax law limitations. There are no nonqualified pension benefits accrued on or after January 1, 2021. Instead, eligible plan participants receive benefits through the nonqualified defined contribution plan.

Substantially all employees hired prior to January 1, 2016, are eligible for certain medical and life insurance benefits provided for retired employees under a plan administered by USAA if they meet minimum age and service requirements and retire while working for us. The plan for pre-age 65 retired employees is contributory with retiree contributions and other cost sharing features such as deductibles and coinsurance. The written plan provides for future cost-sharing changes that are consistent with our intent to increase the retiree contribution rate for a portion of expected future cost increases. Beginning in 2016, the plan for post-age 65 retired employees is non-contributory; instead, retirees purchase individual Medicare supplement policies and obtain reimbursement for premiums and out-of-pocket expense through a Health Reimbursement Account. Our funding policy is to make contributions only in amounts determined at the discretion of management. We have the right to modify or terminate these postretirement benefits.

B.	Defined Contribution Plan

Substantially all of our employees are eligible to participate in USAA’s defined contribution plans. Participants fully vest in our matching contributions after two years of vesting service.

New participants are automatically enrolled with a contribution rate of 4%, which automatically increases to 6% upon their one-year anniversary, but can subsequently opt out or adjust the contribution rate. We match participant contributions two dollars for one dollar, up to a maximum of 8% of a participant’s compensation. USAA provides an employer match true-up feature, where USAA will calculate the match each eligible employee received and compare it to the match each eligible employee should have received based on total contributions for the year. If an adjustment is needed, eligible employees will receive a separate contribution in the following year, as soon as administratively possible. For 2023 and 2022, our expenses related to the plan totaled $10 each year. These amounts are included in General insurance expenses.

An outside corporate trustee holds the funds for the defined benefit and defined contribution plans.

C.	Consolidated/Holding Company Plans

We participate in a qualified, noncontributory defined benefit pension plan and a defined contribution retirement plan sponsored by USAA. In addition, we provide certain other postretirement benefits to retired employees through a plan sponsored by USAA. USAA allocates amounts to us for the pension plan based on salary expense and for the postretirement plan based on number of employees. USAA allocates amounts to us for the defined contribution retirement plan based upon actual employer contributions to employee accounts.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

The net expenses associated with these plans, and contributions made to the Retirement Savings Plans, were as follows for the year ended December 31

	2023	2022
Qualified pension plan	$(2)	$1
Postretirement benefit plan	2	2
Defined contribution retirement plan	10	10

(11)	Capital and Surplus

A.	Capital and Surplus

We have authorized 30,000 shares of common capital stock, $100 par value, of which 25,000 shares were issued and outstanding at December 31, 2023 and 2022 all of which has been issued to USAA.

We have authorized 1,200,000 shares of non-voting Series A-F, Adjustable, Cumulative, Perpetual Preferred Stock (Preferred Stock), $100 par value. There are no shares issued and outstanding at December 31, 2023 and 2022.

We did not have common stock dividends paid in 2023. Common stock dividends of $18 were paid in 2022.

B.	Dividend Restrictions

The maximum amount of dividends that can be paid by Texas insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions contained in the Holding Company Act, Title 6, Section 823.107 of the Texas Insurance Code. Generally, dividends may be declared and paid without prior approval if the amount does not exceed the greater of 10% of the insurer’s surplus as regards to policyholders at the end of the previous year, or its net gain from operations of the previous year. The maximum dividends that can be paid by us in 2024 without prior approval by the Department is $291.

C.	Unassigned surplus is represented or (reduced) by each of the following items at December 31:

	2023	2022	Change	Prior year adjustments	Total
Net unrealized gains	$68	$96	$(28)	$—	$(28)
Nonadmitted assets	(277)	(285)	8	—	8
Asset valuation reserve	(274)	(263)	(11)	(7)	(4)

In 2023, we recorded $(7) to Prior year adjustments for Asset valuation reserve.

There were no restrictions placed on Unassigned surplus during the financial statement reporting periods.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(12)	Contingencies

A.	Contingent Commitments

We have unfunded commitments in alternative investments of $137 and $192 as of December 31, 2023 and 2022, respectively. We have a liability recorded on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus to fund commitments for future investments in LIHTC of $132 and $130 as of December 31, 2023 and 2022, respectively.

As disclosed in Note 8C, we have the following guarantee commitments for the benefit of affiliates:

We have formally guaranteed that the capital and surplus of Life NY will be maintained at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York. Further, as needed, we will provide Life NY the liquidity needed to meet its obligations on a timely basis. Any creditor of Life NY has the right to enforce the terms of this agreement in the event that Life NY fails or refuses to take timely action to enforce its rights under the minimum capital, surplus and liquidity provisions therein.

We have guaranteed certain structured settlement payments owed to claimants by UASC, a wholly-owned subsidiary. In establishing these structured settlement arrangements, UASC purchases annuity contracts from us wherein UASC is the owner of the annuity contract and a claimant is the payee. Future payment on these guarantees would be required if UASC did not make payment to a claimant as payment became due. Because we cannot know for certain how long an individual will live, we cannot estimate the maximum potential amount of future payments. As UASC has assigned payments on the annuities to be paid directly by us to the claimants and as UASC is a wholly-owned subsidiary, we believe the risk of payment under the guarantees is remote and limited.

Nature and circumstances of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee. (include amount recognized at inception. If not initial recognition, document exception allowed under SSAP no. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

Support Agreement with Life NY, a subsidiary, which requires us to maintain the Capital and Surplus at the greater of $6 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York.	$0	Decrease in cash, increase in investment in SCA	We are unable to develop an estimate of the maximum potential amount of future payments.	We are in compliance
with all terms of the
Support Agreement.
As of December 31,
2022 and 2021, Life
NY’s Capital and
Surplus was in excess
of both (1) $6, and
(2) the amount
necessary to prevent
an action level event
				under RBC laws

Guaranteed payment of structured settlement owed to Claimants by our wholly-owned subsidiary UASC	$0	Decrease in cash and increase in expenses	We are unable to develop an estimate of the maximum potential amount of future payments.	To date, claimants have received all payments when due.

Total	$0	XXX	XXX	XXX

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

B.	Assessments

We are subject to guaranty fund assessments (GFA) by the states in which we do business. At December 31, 2023 and 2022, we have accrued a liability for GFA of $13 and $12, respectively. The calculation is based on our 3-year average of premiums written in the state as a percentage of the National Organization of Life and Health Guaranty Associations (NOLHGA) stated summary of total premiums written in that state. This percentage is multiplied by the amount estimated to be in default. This amount represents our best estimate based on information received from NOLHGA regarding various insolvencies in the industry and could change due to many factors including our share of the ultimate cost of current insolvencies. The timing of the payments is uncertain as it is based upon the mortality or morbidity of covered individuals. We do not expect such assessments to have a significant adverse effect on our financial position or results of operations.

An asset for premium tax credits related to these guaranty fund assessments has been established. Utilization of premium tax credits is dependent upon the rules of each state. The utilization varies from 1 to 20 years.

At December 31, 2023 and 2022, assets recognized from paid and accrued premium tax offsets and policy surcharges were $1 and $2, respectively. The 2023 and 2022 reconciliation activity for amortization of GFA credits and policy surcharges were less than $1 in each year.

C.	Joint and Several Liabilities

We did not have any joint and several liability arrangements during the financial statement reporting periods, except as disclosed in the Federal income taxes section of Note 1D.

D.	All Other Contingencies

In the ordinary course of business, we are routinely involved in judicial, regulatory, and governmental inquiries and other proceedings or investigations. These matters arise during our business activities and include matters that have been self-identified. We establish accruals for such matters when potential losses associated with the matters become probable and estimable. Although we do not anticipate additional significant adverse effects on our financial position, results of operations or cash flows, we generally cannot predict the outcome of the pending matters, the timing of the ultimate resolution of these matters, or any eventual loss, fines or penalties related to each pending matter. We have not accrued for potential losses which are either probable but not yet estimable or which are only reasonably possible but estimable.

(13)	Other Items

A.	Subprime Mortgage Related Risk Exposure

We invest in securities which are backed by mortgage loans and therefore, by definition, we could be subject to losses emanating from the failure of the subprime market. We completed an examination of our asset-backed, residential mortgage-backed and commercial mortgage-backed portfolios and, with the exception of the amounts listed by category below, determined that we do not have additional exposure to subprime exposure because; 1) the securities are backed or insured by an agency of the U.S. Government; 2) the securities are issued by a corporate entity which does not participate in the subprime residential mortgage loan sector; or 3) the underlying loans backing the security are not subprime in nature. Although we are confident that we have minimal direct exposure, there is a possibility (albeit remote) that we could suffer losses (either directly or indirectly) in the future.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

As noted above, while we believe direct exposure to subprime mortgage loan risks are evident, loss is neither eminent nor expected. Our exposure to residential mortgage-backed securities as of December 31, 2023 was as follows:

	2023
	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	OTTI Losses Recognized
Commercial mortgage-backed securities	$2	$2	$2	$—

Total	$2	$2	$2	$—

Our exposure to residential mortgage-backed securities as of December 31, 2022 was less than $1.

B.	Depreciable Assets

The following table shows the depreciation method and the estimated useful lives (in years) of our depreciable assets:

	Depreciation Method	Useful Life
Computer software for internal use	Straight-line	3

Computer software used in operations is stated at cost, net of accumulated amortization.

The following table presents the values of our depreciable assets:

	Net Book Value
	2023	2022
Computer software for internal use	$47	$30

Total	$47	$30

The following table presents the amortization expense, as well as the accumulated amortization as of December 31:

	Amortization Expense		Accumulated Amortization
	2023	2022	2023	2022
Computer software for internal use	$28	$27	$(117)	$111

Total	$28	$27	$(117)	$111

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Nonadmitted Assets

Our nonadmitted assets at December 31 consisted of the following:

	2023	2022	Change
Common stocks, affiliated	$11	$8	$3
Amounts recoverable from reinsurers	—	2	(2)
Net deferred tax asset	200	211	(11)
Computer software for internal use	59	61	(2)
Prepaid assets and other accounts receivable	7	3	4

Total nonadmitted assets	$277	$285	$(8)

(14)	Reinsurance

We are party to several life reinsurance treaties with various reinsurers to mitigate the risk of over concentration. We continually monitor the financial condition of our reinsurers. Our current policy for all life insurance products is to reinsure the portion of any risk in excess of $1 million with a $250 thousand corridor on the life of any one individual on a Yearly Renewable Term (YRT) basis. For term insurance, we have entered into certain reinsurance treaties that were based on a first dollar quota-share pool, and these agreements have quota-share coinsurance varying from 36% to 90% of the risk, up to the normal retention limit. Once our $1 retention limit has been reached, the quota-share pool also reinsures the remaining risk above our retention.

We have also established first dollar quota-share agreements for some fixed deferred annuities to better manage interest rate, lapse and credit risk, as well as improve capital management. The annuity coinsurance agreements cede up to 90% of the risk to our reinsurance partners.

In 2022, we entered into a coinsurance with funds withheld agreement with Fortitude Re to reinsure 100% of reserves for approximately $1.2 billion of a closed block of legacy annuities. This agreement was executed on November 17, 2022 with an effective date of October 1, 2022. Fortitude Re is a Bermuda based multiline reinsurance company specializing in providing transactional solutions for legacy life, annuity, and property and casualty lines of business.

We cede risks through reinsurance arrangements. In 2023, one of our third-party reinsurers, Scottish Re (U.S.), Inc. (Scottish Re), issued a Notice of Liquidation indicating the termination of all reinsurance agreements effective September 30, 2023. Reserves ceded to Scottish Re as of September 30, 2023 of $3 were reversed and net uncollected claims written off, for a net expense impact of $4.

The ceding of reinsurance does not discharge us from our primary legal liability to a policyholder, but the reinsuring company assumes responsibility to reimburse us for the related liability.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, is $5,089 and $4,982 as of December 31, 2023 and 2022, respectively.

(15)	Participating Policies

Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The provision for policyholders’ dividends is based on current dividend scales. Income attributable to participating policies in excess of policyholder dividends is restricted by several states for participating policyholders of those states; otherwise, income in excess of policyholder dividends is accounted for as belonging to the stockholders.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

As of December 31, 2023 and 2022, premiums under individual life participating policies were $59 or 5% and $64 or 6%, respectively, of total individual life premiums earned. We account for our dividends based upon current dividend scales. We paid dividends in the amount of $39 to policyholders in 2023 and 2022, We allocated $38 as a provision for dividends payable in 2024. We did not allocate any additional income to participating policyholders.

For the years ended December 31, 2023 and 2022, premiums under individual accident and health participating policies were $1 or 0.3% and $2 or 0.4%, respectively, of total individual and group accident and health premiums earned. No dividends are anticipated for these participating policies.

(16)	Premium Deficiency Reserves

We evaluated the need for a premium deficiency reserve on September 30, 2023 and determined that a premium deficiency reserve was not needed as of December 31, 2023 and 2022. Anticipated investment income was utilized as a factor in the premium deficiency calculation.

(17)	Reserve for Life Contracts and Deposit-Type Contracts

A.

We waive deduction of deferred fractional premiums upon death of the insured and refund any portion (in whole months) of the final premium paid beyond the date of death. Reserves are the greater of the legally computed reserves and the surrender value; thus, there are no surrender values promised in excess of reserves held.

B.

For substandard lives, extra premiums are charged. Reserves are based on the severity of the impairment and make a provision for the expected excess mortality. For permanent policies, the extra mortality is based on the 1958 CSO, 1980 CSO, 2001 CSO or 2017 CSO tables. For term insurance, the extra mortality is accounted for by a multiple of the gross premium. For structured settlements with substandard lives, rated ages are used.

C.

As of December 31, 2023 and 2022, we had $9,174 and $10,894, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the state of Texas, and for which we held reserves of $26 and $33 at December 31, 2023 and 2022, respectively.

D.

The tabular interest for individual interest-sensitive products, other than deferred annuities and supplemental contracts has been calculated from the basic policy values by determining actual investment-related increases in policy fund value, net of non-investment income items. The tabular interest for participating whole life products has been determined using approximations recommended by the NAIC, net of non-investment income items. The remaining portion of the tabular interest for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

For individual annuities and supplementary contracts, “Tabular Less Actual Reserves Released” has been calculated according to the NAIC formula described in the instructions.

The tabular cost for individual interest sensitive life products has been calculated from the basic policy values. The remaining portion of the tabular cost for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

E.

The tabular interest for deposit-type contracts has been determined by applying actual investment-related increases in fund value net of non-investment income items. The tabular interest has been calculated according to the NAIC formula described in the instructions.

F.	The nature of other increases (net) in reserve and other net changes in reserves for deposit-type contracts are investment-related increases in policy fund value not attributable to investment income.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(18)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics were as follows as of December 31:

A.	Individual Annuities:

		2023
		General Account	Separate Account Nonguaranteed	Total Amount	% of Total
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$8,663	$—	$8,663	31%
	b. At book value less current surrender charge of 5% or more	2,288	—	2,288	8%
	c. At fair value	—	6	6	—%

	d. Total with market value adjustment or at fair value (total of a through c)	10,951	6	10,957	38%
	e. At book value without adjustment (minimal or no charge or adjustment)	9,204		9,204	33%
(2)	Not subject to discretionary withdrawal	8,232	—	8,232	29%

(3)	Total gross	28,387	6	28,393	100%

(4)	Reinsurance ceded	14,792		14,792

(5)	Total net	$13,595	$6	$13,601

(6)	Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:	$244	$—	$244

		2022
		General Account	Separate Account Nonguaranteed	Total Amount	% of Total
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$5,572	$—	$5,572	22%
	b. At book value less current surrender charge of 5% or more	1,554	—	1,554	6%
	c. At fair value	—	5	5	—%

	d. Total with market value adjustment or at fair value (total of a through c)	7,126	5	7,131	28%
	e. At book value without adjustment (minimal or no charge or adjustment)	10,950	—	10,950	45%
(2)	Not subject to discretionary withdrawal	6,742	—	6,742	27%

(3)	Total gross	24,818	5	24,823	100%
(4)	Reinsurance ceded	12,825	—	12,825

(5)	Total net	$11,993	$5	$11,998

(6)	Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:	$423	$—	$423

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

B.	Deposit-Type Contracts (no life contingencies):

	2023
	General Account	% of Total
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	—%
b. At book value less current surrender charge of 5% or more	—	—%
c. At fair value		—%

d. Total with market value adjustment or at fair value (total of a through c)	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	35	1%
(2) Not subject to discretionary withdrawal	2,757	99%

(3) Total gross	2,792	100%
(4) Reinsurance ceded	—

(5) Total net	$2,792

(6) Amount included in B(1)b. above that will move to B(1)e. in the year after the statement date:	$—

	2022
	General Account	% of Total
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	—%
b. At book value less current surrender charge of 5% or more	—	—%
c. At fair value		—%

d. Total with market value adjustment or at fair value (total of a through c)	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	37	2%
(2) Not subject to discretionary withdrawal	2,399	98%

(3) Total gross	2,436	100%
(4) Reinsurance ceded	—

(5) Total net	$2,436

(6) Amount included in B(1)b. above that will move to B(1)e. in the year after the statement date:	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

C.	Reconciliation to Life & Accident & Health Annual Statement

	2023	2022
Life & Accident & Health Annual Statement:
Total annuities	$12,155	$10,568
Total supplementary contracts with life contingencies	1,440	1,424
Total deposit-type contracts	2,792	2,436

Subtotal	$16,387	$14,428
Separate Accounts Annual Statement:
Total annuities	6	5

Subtotal	$6	$5

Combined Total	$16,393	$14,433

(19)	Analysis of Life Actuarial Reserves by Withdrawal Characteristic

A.	General Account

	2023
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Universal Life	$2,972	$2,972	$2,990
Other Permanent Cash Value Life Insurance	1,694	1,694	1,964
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,647
Disability—Active Lives	XXX	XXX	4
Disability—Disabled Lives	XXX	XXX	12

Total Gross	$4,666	$4,666	$9,617
Reinsurance Ceded	—	—	3,586

Total Net	$4,666	$4,666	$6,031

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

	2022
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Universal Life	$2,985	$2,985	$3,007
Other Permanent Cash Value Life Insurance	1,639	1,639	1,888
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,708
Disability-Active Lives	XXX	XXX	4
Disability-Disabled Lives	XXX	XXX	13

Total Gross	$4,624	$4,624	$9,620
Reinsurance Ceded	—	—	3,719

Total Net	$4,624	$4,624	$5,901

B.	Separate Accounts

We had de mininimis nonguaranteed separate accounts as of December 31, 2023 and 2022.

C.	Reconciliation to Life & Accident & Health Annual Statement

	2023	2022
Life & Accident & Health Annual Statement:
Total life insurance	$5,956	$5,818
Total disability-active lives	1	1
Total disability-disabled lives	8	9
Total miscellaneous	66	73

Combined Total	$6,031	$5,901

(20) Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows at December 31:

	2023		2022
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$(65)	$34	$(2)	$99

Totals	$(65)	$34	$(2)	$99

(21)	Change in Incurred Losses and Loss Adjustment Expenses

Health reserves for incurred claims and claims adjustment expenses attributable to insured events of prior years have increased by $2 in 2023 and decreased by $3 in 2022, as a result of re-estimation of unpaid claims and claims adjustment expenses principally on accident and health lines of insurance. These changes are generally the result of ongoing analysis of recent claim development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in millions)

(22)	Loss/Claim Adjustment Expenses

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2023 and 2022 was $1.

We incurred $9 and $8 and paid $9 and $9 of claim adjustment expenses during 2023 and 2022, respectively, of which $1 in each year, of the paid amount was attributable to insured or covered events of prior years. We increased the provision for insured events of prior years as a result of normal claims variance.

(23)	Events Subsequent

The date to which events occurring after December 31, 2023, have been evaluated for possible adjustments to the financial statements or disclosures is April 23, 2024, which was the date on which the financial statements were available to be issued.